[LOGO] ING PILGRIM                               Semi-Annual
                                                 Report

                     April 30, 2001
                     Classes A, B, C, and I



                                                 U.S. Equity Funds
                                                 Pilgrim Growth + Value
                                                 Pilgrim Research Enhanced Index
                                                 Pilgrim Tax Efficient Equity
                                                 Pilgrim Internet

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                                TABLE OF CONTENTS
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            Letter to Shareholders .......................     1
            Portfolio Managers' Reports ..................     2
            Index Descriptions ...........................    10
            Statements of Assets and Liabilities .........    11
            Statements of Operations .....................    13
            Statements of Changes in Net Assets ..........    14
            Financial Highlights .........................    16
            Notes to Financial Statements ................    20
            Portfolios of Investments ....................    29
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                             LETTER TO SHAREHOLDERS
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Dear Shareholder:

We are pleased to present the Semi-Annual Report for certain Pilgrim Funds.

Our fund family now has many funds of varying types which provide core investment choices for the serious investor. There are four U.S. Equity Funds included in this Semi-Annual Report.

On September 1, 2000 ING Groep N.V. (NYSE: ING) acquired ReliaStar Financial Corp., the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, Pilgrim Securities, Inc., Distributor to the Funds and Pilgrim Group, Inc., Administrator to the Funds. In conjunction with the acquisition the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc., ING Pilgrim Securities, Inc. and ING Pilgrim Group, Inc., respectively, effective September 8, 2000. Subsequently, in February 2001, ING Pilgrim Group, Inc. and ING Pilgrim Investments, Inc. became ING Pilgrim Group, LLC and ING Pilgrim Investments, LLC, respectively.

At ING Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.(SM)

Sincerely,

ING Pilgrim Group, LLC
June 15, 2001

                                        1
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U.S. Equity
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                                                                       Portfolio
PILGRIM GROWTH + VALUE FUND                                     Managers' Report
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Portfolio Management Team: Navellier Fund Management, Inc. is the Sub-Advisor to
the Pilgrim Growth + Value Fund. Louis Navellier is the Chief Investment Officer and President.

Goal: The Fund seeks to provide long-term capital appreciation by investing in equity securities of fast growing companies utilizing quantitative analysis.

Market Overview: There were few bright spots for investors during the period between October 31, 2000 and April 30, 2001.The volatility exhibited in the stock market during previous six months continued unabated as many companies warned of revenue and profit slowdowns. Any brief attempts at rallies in the stock market could not be sustained as bearish sentiment and falling consumer confidence swamped the market early in the year. There was little room to hide during the period as evidenced by the fact that the S&P 500 Index fell -12.07%. The technology heavy NASDAQ Composite also fell a dramatic -37.19%. Much of the relentless selling was fueled from tax selling (investors paying taxes on last year's capital gains), insider selling on 144 stock and margin call selling. For most of the period investors continued to punish tech stocks and other high P/E sectors. GARP (Growth At a Reasonable Price) strategies were favored by equity investors who typically sought refuge in value stocks over this tumultuous period.

In the first quarter of the year, consumer spending was responsible for virtually all of the U.S. economy's growth. However, the consensus of economists is that the U.S. economy weakened considerably late in the first quarter. This weakness has carried into the current quarter, which is why the Federal Reserve Board cut key interest rates for the fifth time this year. Furthermore, productivity recently fell, which is a big concern for the Federal Reserve Board since declining productivity will continue to erode business profits and investor confidence. Tentative investor confidence appeared to come back late in the period as respectable returns for the broad market were posted in April and May.

Performance: The Fund's Class A shares, excluding sales charges, fell -38.47%, during the six months ended April 30, 2001 compared to the Russell 2000 Growth Index which fell -17.35% and the Russell 2000 Index which fell -1.72%.

Portfolio Specifics: At the end of October the portfolio was heavily weighted in healthcare and technology stocks. As we revised our models at the end of the fourth and first quarters, the portfolio became more broadly diversified and shifted away from the more vulnerable technology stocks. Over the period the portfolio's average market capitalization has moved from an average of $4.9 billion down to approximately $4.1 billion. Significantly, the portfolio started the period with a median P/E of approximately 54.1 and currently has a median P/E of 24.2, evidencing the shift toward more defensive stocks.

Two recent changes have been incorporated into our stock selection process. First, our primary reward to risk measure has been supplemented with short-term reward to risk measures. Second, we have enhanced our fundamental models with new fundamental variables derived from forecasted earnings and earnings growth data. Extensive research indicates the addition of the short-term measures and the new fundamental variables should provide significant downside portfolio protection in declining markets without altering upside potential in rising markets.

Market Outlook: Much of good news that will likely drive the stock market higher in the short term has already been announced. The Federal Reserve Board cut key interest rates for the fifth time this year to help insure that the U.S. economy recovers rapidly. In the upcoming months, the $1.35 trillion tax cut will become effective and should stimulate the U.S. economy as tax cuts are gradually phased in over the next several years. The capital gains tax reform brewing in Congress, will further stimulate the stock market later this year due to the tax advantage that stocks will have over fixed income instruments. Retail sales appear to be rising and it is now evident that a consumer-led economic recovery may be underway. The only problem on the investment horizon is that the first quarter earnings declined for both the S&P 500 and the NASDAQ market. Unfortunately, the second quarter earnings results are also expected to decline as much as -20% for many of the large NASDAQ stocks. The quantitative stock selection models that we utilize to sort, grade and ultimately select the stocks for our portfolios are forecasting a narrow stock market in the upcoming months. We believe only the top 10% of large capitalization stocks and top 20% of small-to-mid capitalization stocks will likely outperform the overall stock market in the upcoming months due to the weak and deteriorating fundamentals associated with many

                                        2
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Portfolio
Managers' Report                                     PILGRIM GROWTH + VALUE FUND
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companies. There is currently a record $2 trillion in money market accounts.
This money will cascade into the market once investors truly believe that the market has bottomed and will provide plenty of fuel to drive stocks higher. Although, near term indicators are not overly positive, we believe the market environment should improve this fall when corporate profits are expected to turnaround. Until then, the portfolio will assume a more defensive stance by holding predominately recession-resistant companies that are posting strong sales and earnings in an anemic economic environment.

                                    Average Annual Total Returns for
                                    the Periods Ended April 30, 2001
                                    --------------------------------
                                                    Since Inception
                                       1 Year          11/18/96
                                       ------          --------
      Including Sales Charge:
        Class A (1)                  -46.18%             11.66%
        Class B (2)                  -45.86%             12.05%
        Class C (3)                  -43.80%             12.35%
      Excluding Sales Charge:
        Class A                      -42.90%             13.15%
        Class B                      -43.32%             12.35%
        Class C                      -43.30%             12.35%
      Russell 2000 Index              -2.86%              8.79%(4)
      Russell 2000 Growth Index      -24.87%              4.83%(4)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Growth + Value Fund against the Russell 2000 Index and the Russell 2000 Growth Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the Index is shown from 12/01/96.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller and mid-sized companies may entail greater price variability than investing in stocks of larger companies.

                See accompanying index descriptions on page 10.

                                        3
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                                                                       Portfolio
PILGRIM RESEARCH ENHANCED INDEX FUND                            Managers' Report
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Portfolio Management Team: J.P. Morgan Investment Management, Inc. led by
Timothy Devlin, Vice President.

Goal: The Pilgrim Research Enhanced Index Fund (the "Fund" or "REI") seeks capital appreciation by investing primarily in large companies that make up the S&P 500 Index. The Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

Market Overview: The six months ending April 30, 2001 in the equity markets were characterized by glimpses of optimism shrouded by a cloud of negativity. November and December of 2000 saw a huge sell-off in the equity markets led by a 27% fall in the Nasdaq and an 8% drop in the S&P 500. This sell-off was driven by a number of factors. Technology stocks plummeted as a result of numerous earnings down grades and disappointments. Telecoms declined rapidly as wireless companies addressed their spectrum and capex financing needs and long distance voice providers continued to cut prices. On a larger scale, the increased fear of a recession and a prolonged Presidential election also added to the uncertainty in the market for the quarter.

The first quarter of 2001 saw a continuation of this drastic decline for equity markets as the S&P 500 and the Nasdaq declined 12% and 25%, respectively. The year began positively as the markets were buoyed by a surprise Fed rate cut of 50 basis points on January 3 and a subsequent 50 basis point cut announced at the January 31 Federal Open Market Committee (FOMC) meeting. Investors sensed the market had reached a bottom, rotated out of defensive names and returned to scoop up bargains in Telecoms and Technology. News during the months of February and March, however, did more than negate January's optimism. Signs of slowing economic growth, concerns of an inventory correction, announcements of cuts in capital spending, and deteriorating sales, profits and cash flow renewed fears of a hard landing. This environment drove the Nasdaq down to a two-year low in early March. Declines across all markets then continued as investors were disappointed by the Fed's 50 basis point interest rate cut at the March 20th FOMC meeting. At the end of the quarter, the S&P 500 and the Nasdaq had returned to levels not seen since the second half of 1998.

The markets, however, came roaring back in April. Spurred on by another surprise 50 basis point rate cut and bargain hunting following the massive sell-offs in February and March, the S&P 500 closed up 7.7% and the Nasdaq up 15.0% in April.

Performance: For the six months ended April 30, 2001, the Fund's Class A shares, excluding sales charges, provided a total return of -12.35% compared to a return of -12.07% for the S&P 500 Index.

Portfolio Specifics: As the Fund is sector and style neutral relative to the S&P 500, REI's performance over the period was attributable purely to stock selection within sectors. The Fund's stock selection was robust overall as stock picking added value in 12 out of 18 sectors. Security selection added most value in Finance, Consumer Stable and Industrial Cyclicals. On the other hand, stock picking in Software & Services, Telecoms and Network Technology proved troublesome as companies in these sectors gave analysts almost no guidance with regards to earnings.

More specifically, positions within the Fund that significantly added to performance included an overweight in Philip Morris Cos., Inc. and underweights in Applied Micro Circuits and Applied Biosystems Group. Positions that detracted from performance included overweights in Sun Microsystems and Level 3 Communications.

Market Outlook: U.S. economic data continues to be somewhat mixed. The Purchasing Managers Indexes suggest that the drag from the inventory cycle has peaked. Additionally, housing and autos have held up well reinforcing hopes that the GDP growth rate has bottomed. However, the economy faces major structural headwinds impeding demand growth, so a strong snapback to 3% or 4% GDP growth seems very unlikely; particularly in the short run. Households must rebuild savings now that the equity bubble has burst; and the capital spending boom of the 1990s has given way to a bust. On an inflation front, the data during the next couple of months should be market-friendly because demand growth has cooled, commodity prices are falling, the dollar is firm and incipient excess capacity suggests corporate pricing will remain low. Corporate profit growth, however, should remain below sales growth until after the unemployment rate has risen and excess capacity has been worked off. All in all, the Fund's sector neutral, stock picking strategy emphasizing company fundamentals should be able to add value across all market environments.

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Portfolio
Managers' Report                            PILGRIM RESEARCH ENHANCED INDEX FUND
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                                 Average Annual Total Returns for
                                 the Periods Ended April 30, 2001
                                 --------------------------------
                                                 Since Inception
                                    1 Year          12/30/98
                                    ------          --------
      Including Sales Charge:
        Class A (1)                -20.02%           -2.85%
        Class B (2)                -20.10%           -2.32%
        Class C (3)                -16.74%           -1.06%
        Class I                    -15.09%           -0.11%
      Excluding Sales Charge:
        Class A                    -15.16%           -0.36%
        Class B                    -15.90%           -1.06%
        Class C                    -15.90%           -1.06%
        Class I                    -15.09%           -0.11%
      S&P 500 Index                -12.97%            1.91%(4)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Research Enhanced Index Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the Index is shown from 01/01/99.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

                See accompanying index descriptions on page 10.

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                                                                       Portfolio
PILGRIM TAX EFFICIENT EQUITY FUND                               Managers' Report
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Portfolio Management Team: Delta Asset Management which includes Robert
Sandroni, Senior Managing Director, Carl Goldsmith, Managing Director, Marla Ryan, Vice President.

Goal: The Pilgrim Tax Efficient Equity Fund (the "Fund") seeks long-term capital appreciation by investing in a diversified portfolio of domestic equities while minimizing the tax consequences for its investors.

Market Overview: The final months of 2000 and the beginning of the year 2001 saw a dramatic change in the economic prospects for the U.S. economy. By year-end 2000, the series of Federal Reserve tightenings had sufficiently slowed the pace of the economy to the point where corporate capital spending collapsed and a reversal in policy was required to maintain positive economic growth. While interest sensitive consumer spending has been maintained with lower interest rates, business investment spending has been curtailed to cope with a much weaker demand environment.

At this juncture, inventories have been reduced and production schedules have been altered such that once demand picks up, an improved earnings outlook will follow. It is likely that this will begin to get incorporated into company earnings forecasts for 2002, and will provide a better backdrop for the equity markets heading into year-end.

Performance: For the six months ended April 30, 2001, the Fund's Class A shares, excluding sales charges, provided a total return of -7.30% compared to -12.07% for the S&P 500 Index.

Portfolio Specifics: The Fund has maintained a relatively stable posture in terms of its holdings since October, 2000, with the exception of the Technology sector. The Fund has used the market gyrations of the previous months to slightly increase its overall weighting in Technology through the addition of a handful of new names in the Storage and Enterprise Software arenas. Outside of Technology, certain successful holdings in numerous sectors were resized in an effort to reduce overall portfolio risk in the uncertain environment.

Collectively, several sectors contributed to the performance of the prior months particularly in the areas of Capital Goods and Financial Services with select names within Basic Materials, Consumer Durables, and Retailing sectors.

Market Outlook: The present economic environment has been well incorporated into the equity markets at current levels, assuming no further economic deterioration. Eventually, demand improvements will begin to chip away at the underutilized capacity and companies will resume their capital investment plans. This will likely occur over the next six to nine months, which will allow the equity markets to discount better earnings prospects for the year 2002. This could provide the basis for improved equity market returns in the future. Accordingly, we are maintaining our discipline of a well-diversified portfolio that is positioned to benefit from the resumption of stronger economic growth.

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Portfolio
Managers' Report                               PILGRIM TAX EFFICIENT EQUITY FUND
--------------------------------------------------------------------------------

                                 Average Annual Total Returns for
                                 the Periods Ended April 30, 2001
                                 --------------------------------
                                                 Since Inception
                                    1 Year          12/15/98
                                    ------          --------
      Including Sales Charge:
        Class A (1)                 -16.91%           3.50%
        Class B (2)                 -16.90%           3.98%
        Class C (3)                 -13.34%           5.41%
      Excluding Sales Charge:
        Class A                     -11.86%           6.11%
        Class B                     -12.54%           5.56%
        Class C                     -12.47%           5.41%
      S&P 500 Index                 -12.97%           4.23%(4)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Tax Efficient Equity Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 12/1/98.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. The Fund is managed to provide high after-tax returns. Therefore, it may not provide as high a return before tax as other funds, and as a result may not be suitable for investors who are not subject to current income tax.

                See accompanying index descriptions on page 10.

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                                                                       Portfolio
PILGRIM INTERNET FUND                                           Managers' Report
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Portfolio Management Team: ING Investment Management Advisors B.V. Guy Uding
heads a three member team.

Goal: The Pilgrim Internet Fund (the "Fund") seeks to provide investors with long-term capital appreciation by investing at least 65% of its total assets in a portfolio of equity securities of U.S. and non-U.S. internet technology companies.

Market Overview: The last months of 2000 proved to be a challenging one for the Internet sector. As more signs of a macro-economic slowdown became visible investors started to raise concerns about a slowdown in IT spending as well. Valuations in the Internet sector were still relatively high compared with stocks that show similar growth rates. Although Internet stocks historically have shown a premium to other growth stocks both the absolute levels as well as the size of the gap sparked investors to take profits. The trouble in the PC sector and the pre-announcements from leading companies such as Microsoft and Intel created selling pressures.

The tight capital markets have taken their toll in the period as many Internet companies were forced to lay off personnel or even close doors. This became most apparent in the Internet E-commerce and consulting sectors where stronger companies drew more business and clients away from the less experienced ones.

Online advertising spending became more in line with the growth of GDP as the strong spending by the dot.com sector weakened significantly. Doubts were also raised about the Holiday season but strong traffic numbers and items sold showed healthy online sales.

The software sector performed poorly despite strong numbers from Oracle. Debates about technology used and integration capabilities confused investors and created increased volatility.

The roll out of broadband Internet experienced problems because of provisioning although regulation was supporting the DSL companies. With capital markets closed they had to scale back their ambitious plans. The entire Internet access chain was affected by this.

With a year-end rally totally absent, the last two months were truly disappointing. Investors may have had expectations that were stretched beyond reasonable goals but many Internet companies did have phenomenal growth rates and a significant amount of them ended the year with profits or profitability in sight.

During the first quarter of 2001 the technology-rich Nasdaq index lost 25% of its value. The negative outlook for the US economy continued to plague the Internet sector despite a string of cuts in interest rates initiated by the FED. Analysts across the board started to scale down estimates for revenue and earnings growth while several leading Internet companies came out with negative pre-announcements. The dim outlook for the US economy did have a negative effect on purchasing decisions by IT-managers and at the board level. Priorities in technology spending were reset and although Internet technology is still high on the list many purchases were dramatically scaled down, postponed or even cancelled. The Internet software sector suffered the most as almost all companies were unable to come out with a clear outlook for the near future.

The typical reaction of Internet software companies under pressure is to lay off people and take charges just to manage the cost structure. This creates a negative spiral as potential customers might be unwilling to deal with companies in turmoil.

On the consumer side, things were less worse as both AOL and eBay seem to be on track to meet their targets. Especially eBay has shown a good execution as they rapidly built out their international business. They also announced a pact with Microsoft that will use their platform to leverage its own Internet assets.

Global Internet usage grew although there was some weakness in February in Europe. AOL, Yahoo and Microsoft remain in the top spots for consumer Internet usage.

The month of April proved to be a turning point as the market seemed to have discounted most of the slowdown into stock prices. The actions of the Fed and the outlook of a strong second half of 2001 increased confidence levels among investors. The Internet sector in particular could benefit from this as some stocks were truly oversold. The fundamentals of the sector also improved as Internet projects were still high on the list of IT spending priorities.

During the month of May the Internet sector continued to gain especially after the Fed came out with another 50 basispoint rate cut.

Performance: For the six months ended April 30, 2001, the Fund's Class A shares, excluding sales charges, provided a total return of -61.89% compared to -54.52% for the @Net Index for the same period.

Portfolio Specifics: We sold a number of names in the Internet consulting sector. We also reduced our exposure to companies with less visibility especially on the financial side. We added Automatic Data Processing and First Data Corp. for additional visibility.

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Portfolio
Managers' Report                                           PILGRIM INTERNET FUND
--------------------------------------------------------------------------------

The dominant theme in the quarter has been security and processing. In these difficult times we have chosen to maintain the dominant weighting in this theme because companies like FDC and ADP offer superior visibility. We sold Kana and Vignette among a couple of smaller positions. We added Sungard Data Systems, Inc. and TMP Worldwide, Inc. to the fund. Finally we added Retek as a niche player in the retail sector.

Market Outlook: The Internet sector will continue to reshape itself mostly benefiting those companies with bigger scale, healthy balance sheets and superior management teams. The Internet remains a critical business platform and for enterprises the emphasis going forward will be on integrating existing legacy systems with Internet based platforms. The goal will be to link up clients and suppliers but also employees to create a complete business ecosystem. Companies that deliver solutions and technology in this area will benefit from this trend.

In the consumer sector we see continuing growth for the established leading Internet companies such as Ebay and AOL Time Warner. Execution is key for those companies but with less competition, ongoing international strength and a milder regulatory environment we expect healthy fundamental growth going forward.

In the Internet infrastructure space there are still significant problems in terms of overcapacity, funding and visibility. Most of these problems however have been discounted heavily into stock prices and any improvement in the fundamentals could be a trigger to shift the portfolio more towards this sector.

The Internet sector will be closely linked to the performance of the US economy itself and although things look far less cloudy than six months ago we do expect volatility to remain high going forward.

                                 Average Annual Total Returns for
                                 the Periods Ended April 30, 2001
                                 --------------------------------
                                                 Since Inception
                                    1 Year           7/1/99
                                    ------           ------
      Including Sales Charge:
        Class A (1)                -75.58%           -36.39%
        Class B (2)                -75.25%           -35.84%
        Class C (3)                -74.50%           -34.79%
      Excluding Sales Charge:
        Class A                    -74.09%           -34.30%
        Class B                    -74.21%           -34.70%
        Class C                    -74.30%           -34.79%
      @Net Index                   -60.83%           -21.70%(4)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Internet Fund against the @Net Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 6/30/99.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. The Fund concentrates its investments in internet and internet-related companies and carries more risks than Funds with more diversified portfolios. The Fund may also invest in foreign securities. International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic.

                See accompanying index descriptions on page 10.

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-------
Pilgrim
Funds
-------

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 Index is a widely recognized index of 500 common stocks.

The Russell 2000 Index is an index that measures the performance of 2000 smaller U.S. companies.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.

The Purchasing Managers Index is an indicator of economic activity based on a survey of over 250 companies within 21 industries covering all 50 states.

The @Net Index encompasses 50 companies which are key components in the development of the internet. The Index is weighted based on market capitalization of each of the component stocks.

                           All indices are unmanaged.
                An investor cannot invest directly in an index.

-----------
U.S. Equity
Funds
-----------

     STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------


                                                                 Pilgrim            Pilgrim          Pilgrim            Pilgrim
                                                              Growth + Value    Research Enhanced  Tax Efficient        Internet
                                                                  Fund             Index Fund       Equity Fund           Fund
                                                              -------------       -------------    -------------      -------------
ASSETS:
Investments in securities at value*                           $ 635,441,474       $ 183,832,856    $  52,086,150      $  36,263,525
Short-term investments at amortized cost                         23,239,000             740,985        2,764,000                 --
Cash                                                                 29,554                 185               45                527
Receivables:
 Investment securities sold                                      26,410,178             225,729               --            626,993
 Fund shares sold                                                 1,921,656           1,365,080            2,170            122,277
 Dividends and interest                                              45,134             128,163           34,381                 --
 Other                                                               69,434                  --               --             91,825
Prepaid expenses                                                    237,440               8,609           35,262             28,652
Reimbursement due from manager                                           --                  --               --              9,153
                                                              -------------       -------------    -------------      -------------
 Total assets                                                   687,393,870         186,301,607       54,922,008         37,142,952
                                                              -------------       -------------    -------------      -------------
LIABILITIES:
Payable for investment securities purchased                      18,246,409             232,379               --            210,424
Payable for fund shares redeemed                                  1,469,156           1,892,030           53,087            266,901
Payable to affiliates                                               959,759             236,899           64,028             93,407
Payable for futures variation margin                                     --               2,100               --                 --
Other accrued expenses and liabilities                              345,741             217,496           44,093             46,723
                                                              -------------       -------------    -------------      -------------
 Total liabilities                                               21,021,065           2,580,904          161,208            617,455
                                                              -------------       -------------    -------------      -------------
NET ASSETS                                                    $ 666,372,805       $ 183,720,703    $  54,760,800      $  36,525,497
                                                              =============       =============    =============      =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                               $ 950,410,000       $ 205,323,351    $  51,140,497      $ 156,773,245
Accumulated net investment loss                                  (7,719,397)           (647,483)         (26,131)**        (581,565)
Accumulated net realized loss on investments, futures
 and foreign currencies                                        (294,624,194)        (11,044,040)        (165,030)       (95,047,995)
Net unrealized appreciation (depreciation) of investments
 and futures                                                     18,306,396          (9,911,125)       3,811,464        (24,618,188)
                                                              -------------       -------------    -------------      -------------
NET ASSETS                                                    $ 666,372,805       $ 183,720,703    $  54,760,800      $  36,525,497
                                                              =============       =============    =============      =============
                                                              $ 617,135,078       $ 193,941,782    $  48,274,686      $  60,881,713

*    Cost of securities
**   Represents distributions in excess of net investment income.

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

     STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                               Pilgrim           Pilgrim           Pilgrim          Pilgrim
                                                           Growth + Value   Research Enhanced   Tax Efficient      Internet
                                                                Fund            Index Fund       Equity Fund         Fund
                                                            -------------      ------------      ------------    ------------
Class A:
Net assets                                                  $ 160,101,443      $ 13,357,511      $ 42,591,040    $ 17,557,217
Shares authorized                                               unlimited         unlimited         unlimited       unlimited
Par value                                                   $        0.01      $       0.01      $      0.001$          0.001
Shares outstanding                                             11,621,496         1,364,875         3,722,897       4,739,867
Net asset value and redemption price per share              $       13.78      $       9.79      $      11.44$           3.70
Maximum offering price per share (5.75%)(1)                 $       14.62      $      10.38      $      12.14$           3.93

Class B:
Net assets                                                  $ 324,395,343      $ 76,705,683      $  9,953,905$     13,555,890
Shares authorized                                               unlimited         unlimited         unlimited       unlimited
Par value                                                   $        0.01      $       0.01      $      0.001$          0.001
Shares outstanding                                             24,447,550         7,968,395           878,402       3,704,703
Net asset value and redemption price per share(2)           $       13.27      $       9.63      $      11.33$           3.66
Maximum offering price per share                            $       13.27      $       9.63      $      11.33$           3.66

Class C:
Net assets                                                  $ 181,391,181      $ 68,261,753      $  2,215,855$      5,412,390
Shares authorized                                               unlimited         unlimited         unlimited       unlimited
Par value                                                   $        0.01      $       0.01      $      0.001$          0.001
Shares outstanding                                             13,676,039         7,088,698           196,826       1,481,286
Net asset value and redemption price per share(2)           $       13.26      $       9.63      $      11.26$           3.65
Maximum offering price per share                            $       13.26      $       9.63      $      11.26$           3.65

Class I:
Net assets                                                            n/a      $ 24,952,738               n/a             n/a
Shares authorized                                                     n/a         unlimited               n/a             n/a
Par value                                                             n/a      $       0.01               n/a             n/a
Shares outstanding                                                    n/a         2,531,789               n/a             n/a
Net asset value and redemption price per share                        n/a      $       9.86               n/a             n/a
Maximum offering price per share                                      n/a      $       9.86               n/a             n/a

Class Q:
Net assets                                                  $     484,838      $    443,018               n/a             n/a
Shares authorized                                               unlimited         unlimited               n/a             n/a
Par value                                                   $        0.01      $       0.01               n/a             n/a
Shares outstanding                                                 35,193            45,339               n/a             n/a
Net asset value and redemption price per share              $       13.78      $       9.77               n/a             n/a
Maximum offering price per share                            $       13.78      $       9.77               n/a             n/a

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

  STATEMENTS OF OPERATIONS for the six months ended April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                                 Pilgrim Research
                                           Pilgrim Growth + Value Fund          Enhanced Index Fund
                                          ------------------------------    ------------------------------
                                            Six Months          Year         Six Months          Year
                                               Ended            Ended           Ended            Ended
                                             April 30,       October 31,      April 30,       October 31,
                                               2001             2000            2001             2000
                                          -------------    -------------    -------------    -------------
INVESTMENT INCOME:
Dividends (net of foreign taxes)*         $     255,773    $     221,045    $   1,213,582    $   3,189,778
Interest                                        692,392        2,463,831           29,013          215,827
                                          -------------    -------------    -------------    -------------
  Total investment income                       948,165        2,684,876        1,242,595        3,405,605
                                          -------------    -------------    -------------    -------------
EXPENSES:
Investment management fees                    3,823,330        7,639,602          704,855        1,741,851
Distribution fees:
  Class A                                       279,405          510,815           24,565           84,544
  Class B                                     1,855,708        3,956,212          411,999        1,023,994
  Class C                                     1,032,439        1,978,306          384,463          891,570
  Class Q                                           958              591              385              260
Administrative fees                             629,309          836,071          103,408          272,002
Transfer agent fees                             342,861          763,960           90,585          236,223
Custody fees                                    114,019          229,188           85,590          211,510
Shareholder reporting fees                      330,496           82,396           10,069           24,884
Registration and filing fees                     41,546           78,985           48,421          104,627
Recordkeeping and pricing fees                       --               --               --               --
Professional fees                               131,948           53,616           16,688           36,875
Directors'/Trustees' fees                        56,270           17,980            5,430           10,980
Miscellaneous fees                               31,732           16,501            3,620            7,572
                                          -------------    -------------    -------------    -------------
  Total expenses                              8,670,021       16,164,223        1,890,078        4,646,892
Less:
  Waived and reimbursed fees                         --               --               --               --
                                          -------------    -------------    -------------    -------------
  Net expenses                                8,670,021       16,164,223        1,890,078        4,646,892
                                          -------------    -------------    -------------    -------------
Net investment income (loss)              $  (7,721,856)   $ (13,479,347)   $    (647,483)   $  (1,241,287)
                                          =============    =============    =============    =============
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS,
 FUTURES AND FOREIGN
 CURRENCIES:
Net realized gain (loss) on investments
 and futures                              $(284,705,549)   $  96,147,664    $  (9,184,466)   $  (1,264,718)
Net realized loss on foreign currencies              --               --               --               --
Net change in unrealized appreciation
 (depreciation) of investments and
 futures                                   (127,704,267)      50,016,590      (20,107,038)       4,751,252
                                          -------------    -------------    -------------    -------------
  Net realized and unrealized gain
   (loss) on investments, futures and
   foreign currencies                      (412,409,816)     146,164,254      (29,291,504)       3,486,534
                                          -------------    -------------    -------------    -------------
Increase (decrease) in net assets
 resulting from operations                $(420,131,672)   $ 132,684,907    $ (29,938,987)   $   2,245,247
                                          =============    =============    =============    =============
* Foreign taxes                           $       5,272    $          --    $          --    $      24,290



                                             Pilgrim Tax Efficient
                                                  Equity Fund                    Pilgrim Internet Fund
                                          ------------------------------    ------------------------------
                                            Six Months          Year         Six Months          Year
                                               Ended            Ended           Ended            Ended
                                             April 30,       October 31,      April 30,       October 31,
                                               2001             2000            2001             2000
                                          -------------    -------------    -------------    -------------
INVESTMENT INCOME:
Dividends (net of foreign taxes)*         $     384,732    $     711,701    $      10,818    $          --
Interest                                         46,277          336,224           11,728          191,080
                                          -------------    -------------    -------------    -------------
  Total investment income                       431,009        1,047,925           22,546          191,080
                                          -------------    -------------    -------------    -------------
EXPENSES:
Investment management fees                      223,041          501,862          373,606        2,126,079
Distribution fees:
  Class A                                        75,748          505,895           51,191        1,478,995
  Class B                                        50,487               --          108,718               --
  Class C                                        11,893               --           43,099               --
  Class Q                                            --               --               --               --
Administrative fees                              27,880               --           29,888               --
Transfer agent fees                              47,396          229,345           50,772          981,081
Custody fees                                      8,031           16,150           15,416           38,151
Shareholder reporting fees                        9,374           26,917           26,687           59,210
Registration and filing fees                     36,297           50,532           67,125          100,411
Recordkeeping and pricing fees                    5,165           49,236           10,081           44,455
Professional fees                                15,041           30,414           21,783           44,049
Directors'/Trustees' fees                         2,460            5,444            2,681            6,184
Miscellaneous fees                                6,832           13,923           10,717           24,476
                                          -------------    -------------    -------------    -------------
  Total expenses                                519,645        1,429,718          811,764        4,903,091
Less:
  Waived and reimbursed fees                    101,526          517,049          216,513        1,866,267
                                          -------------    -------------    -------------    -------------
  Net expenses                                  418,119          912,669          595,251        3,036,824
                                          -------------    -------------    -------------    -------------
Net investment income (loss)              $      12,890    $     135,256    $    (572,705)   $  (2,845,744)
                                          =============    =============    =============    =============
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS,
 FUTURES AND FOREIGN
 CURRENCIES:
Net realized gain (loss) on investments
 and futures                              $     189,192    $    (346,870)   $ (89,308,543)   $  15,183,518
Net realized loss on foreign currencies              --               --          (39,545)         (18,782)
Net change in unrealized appreciation
 (depreciation) of investments and
 futures                                     (4,762,332)       2,162,263       21,881,087      (56,248,640)
                                          -------------    -------------    -------------    -------------
  Net realized and unrealized gain
   (loss) on investments, futures and
   foreign currencies                        (4,573,140)       1,815,393      (67,467,001)     (41,083,904)
                                          -------------    -------------    -------------    -------------
Increase (decrease) in net assets
 resulting from operations                $  (4,560,250)   $   1,950,649    $ (68,039,706)   $ (43,929,648)
                                          =============    =============    =============    =============
* Foreign taxes                           $          61    $          --    $          --    $          --

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------


                                                              Pilgrim Growth + Value Fund       Pilgrim Research Enhanced Index Fund
                                                           ----------------------------------   ------------------------------------
                                                               Six Months         Year             Six Months            Year
                                                                 Ended            Ended              Ended              Ended
                                                               April 30,        October 31,         April 30,         October 31,
                                                                 2001              2000               2001               2000
                                                           ---------------    ---------------    ---------------    ---------------
Increase (decrease) in net assets from operations:
Net investment loss                                        $    (7,721,856)   $   (13,479,347)   $      (647,483)   $    (1,241,287)
Net realized gain (loss) on investments and futures           (284,705,549)        96,147,664         (9,184,466)        (1,264,718)
Net change in unrealized appreciation (depreciation)
  of investments and futures                                  (127,704,267)        50,016,590        (20,107,038)         4,751,252
                                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting from
  operations of investments and futures                       (420,131,672)       132,684,907        (29,938,987)         2,245,247
                                                           ---------------    ---------------    ---------------    ---------------
Distributions to shareholders:
Net realized gain from investments                             (95,897,552)       (52,769,105)                --         (3,268,200)
                                                           ---------------    ---------------    ---------------    ---------------
Total distributions                                            (95,897,552)       (52,769,105)                --         (3,268,200)
                                                           ---------------    ---------------    ---------------    ---------------
Capital Share Transactions:
Net proceeds from sale of shares                               257,740,251        795,463,400         19,521,447         70,474,849
Shares resulting from dividend reinvestments                    62,408,969         32,130,552                 --          1,900,825
                                                           ---------------    ---------------    ---------------    ---------------
                                                               320,149,220        827,593,952         19,521,447         72,375,674
Cost of shares redeemed                                       (184,460,831)      (253,638,470)       (40,654,792)       (66,766,343)
                                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting
  from capital share transactions                              135,688,389        573,955,482        (21,133,345)         5,609,331
                                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets                         (380,340,835)       653,871,284        (51,072,332)         4,586,378
                                                           ---------------    ---------------    ---------------    ---------------
Net assets, beginning of period                              1,046,713,640        392,842,356        234,793,035        230,206,657
                                                           ---------------    ---------------    ---------------    ---------------
Net assets, end of period                                  $   666,372,805    $ 1,046,713,640    $   183,720,703    $   234,793,035
                                                           ===============    ===============    ===============    ===============
Undistributed net investment loss at end of period         $    (7,719,397)   $            --    $      (647,483)   $            --
                                                           ===============    ===============    ===============    ===============

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

          STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                            Pilgrim Tax
                                                                       Efficient Equity Fund              Pilgrim Internet Fund
                                                                   ------------------------------    ------------------------------
                                                                     Six Months         Year          Six Months          Year
                                                                       Ended            Ended            Ended           Ended
                                                                     April 30,       October 31,       April 30,       October 31,
                                                                        2001            2000             2001             2000
                                                                   -------------    -------------    -------------    -------------
Increase (decrease) in net assets from operations:
Net investment income (loss)                                       $      12,890    $     135,256    $    (572,705)   $  (2,845,744)
Net realized gain (loss) on investments and
  foreign currencies                                                     189,192         (346,870)     (89,348,088)      15,164,736
Net change in unrealized appreciation (depreciation)
  of investments                                                      (4,762,332)       2,162,263       21,881,087      (56,248,640)
                                                                   -------------    -------------    -------------    -------------
Net increase (decrease) in net assets resulting from
  operations of investments and foreign currencies                    (4,560,250)       1,950,649      (68,039,706)     (43,929,648)
                                                                   -------------    -------------    -------------    -------------
Distributions to shareholders:
Net investment income
 Class A                                                                (105,256)        (204,514)              --               --
 Class B                                                                 (13,160)         (19,959)              --               --
 Class C                                                                  (3,524)          (8,313)              --               --
 Class X                                                                      --             (856)              --               --
Net realized gain from investments                                            --               --      (17,671,390)      (1,624,240)
                                                                   -------------    -------------    -------------    -------------
Total distributions                                                     (121,940)        (233,642)     (17,671,390)      (1,624,240)
                                                                   -------------    -------------    -------------    -------------
Capital Share Transactions:
Net proceeds from sale of shares                                       5,179,971       13,556,964       29,345,363      236,367,067
Shares resulting from dividend reinvestments                             121,866          227,910       16,483,892        1,536,878
                                                                   -------------    -------------    -------------    -------------
                                                                       5,301,837       13,784,874       45,829,255      237,903,945
Cost of shares redeemed                                               (7,607,511)     (10,838,306)     (42,813,028)    (130,146,155)
                                                                   -------------    -------------    -------------    -------------
Net increase (decrease) in net assets resulting
  from capital share transactions                                     (2,305,674)       2,946,568        3,016,227      107,757,790
                                                                   -------------    -------------    -------------    -------------
Net increase (decrease) in net assets                                 (6,987,864)       4,663,575      (82,694,869)      62,203,902
                                                                   -------------    -------------    -------------    -------------
Net assets, beginning of period                                       61,748,664       57,085,089      119,220,366       57,016,464
                                                                   -------------    -------------    -------------    -------------
Net assets, end of period                                          $  54,760,800    $  61,748,664    $  36,525,497    $ 119,220,366
                                                                   =============    =============    =============    =============
Undistributed net investment income (loss) at end of period        $     (26,131)   $      82,919    $    (581,565)   $          --
                                                                   =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

                                                                       Financial
PILGRIM GROWTH + VALUE FUND (UNAUDITED)                               Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                             Class A
                                                 ---------------------------------------------------------------
                                                 Six Months
                                                    Ended                     Year Ended October 31,
                                                  April 30,       ----------------------------------------------
                                                    2001          2000          1999         1998        1997(1)
                                                    ----          ----          ----         ----        -------
Per Share Operating Performance:
 Net asset value, beginning of the period    $      24.91         19.76         10.44        12.15        10.00
 Income from investment operations:
 Net investment loss                         $      (0.14)        (0.20)        (0.17)       (0.11)       (0.05)
 Net realized and unrealized gain (loss)
 on investments                              $      (8.77)         7.81          9.49        (1.42)        2.20
 Total from investment operations            $      (8.91)         7.61          9.32        (1.53)        2.15
 Less distributions from:
 Net realized gain on investments            $       2.22          2.46            --         0.18           --
 Total distributions                         $       2.22          2.46            --         0.18           --
 Net asset value, end of the period          $      13.78         24.91         19.76        10.44        12.15
 Total return(2)                             %     (38.47)        40.18         89.27       (12.63)       21.50
Ratios and supplemental data:
 Net assets, end of the period (000's)       $    160,101       257,601        81,225       33,425       34,346
 Ratio of expenses to average net assets
 after reimbursement(3)                      %       1.75          1.57          1.69         1.72         1.84(4)
 Ratio of expenses to average net assets
 prior to expense reimbursement(3)           %       1.75          1.57          1.69         1.72         1.86
 Ratio of net investment loss to
 average net assets after expense
 reimbursement(3)                            %      (1.49)        (1.22)        (1.30)       (0.92)       (0.94)(4)
 Portfolio turnover rate                     %         75           163           197          162          144


                                                                            Class B
                                               ----------------------------------------------------------------
                                               Six Months
                                                 Ended                      Year Ended October 31,
                                                April 30,      ------------------------------------------------
                                                  2001         2000          1999          1998         1997(1)
                                                  ----         ----          ----          ----         -------
Per Share Operating Performance:
 Net asset value, beginning of the period        24.17         19.34         10.29         12.08         10.00
 Income from investment operations:
 Net investment loss                             (0.16)        (0.36)        (0.27)        (0.16)        (0.08)
 Net realized and unrealized gain (loss)
 on investments                                  (8.52)         7.65          9.32         (1.45)         2.16
 Total from investment operations                (8.68)         7.29          9.05         (1.61)         2.08
 Less distributions from:
 Net realized gain on investments                 2.22          2.46            --          0.18            --
 Total distributions                              2.22          2.46            --          0.18            --
 Net asset value, end of the period              13.27         24.17         19.34         10.29         12.08
 Total return(2)                                (38.73)        39.33         87.95        (13.38)        20.80
Ratios and supplemental data:
 Net assets, end of the period (000's)         324,395       507,282       227,227       105,991        76,608
 Ratio of expenses to average net assets
 after reimbursement(3)                           2.45          2.27          2.39          2.45          2.55(4)
 Ratio of expenses to average net assets
 prior to expense reimbursement(3)                2.45          2.27          2.39          2.45          2.57
 Ratio of net investment loss to
 average net assets after expense
 reimbursement(3)                                (2.20)        (1.92)        (2.00)        (1.67)        (1.68)(4)
 Portfolio turnover rate                            75           163           197           162           144


                                                                            Class C
                                                  --------------------------------------------------------------
                                                  Six Months
                                                    Ended                     Year Ended October 31,
                                                   April 30,      ----------------------------------------------
                                                     2001         2000          1999         1998        1997(1)
                                                     ----         ----          ----         ----        -------
Per Share Operating Performance:
 Net asset value, beginning of the period    $      24.16         19.33         10.29        12.08        10.00
 Income from investment operations:
 Net investment loss                         $      (0.16)        (0.33)        (0.26)       (0.16)       (0.08)
 Net realized and unrealized gain (loss)
 on investments                              $      (8.52)         7.62          9.30        (1.45)        2.16
 Total from investment operations            $      (8.68)         7.29          9.04        (1.61)        2.08
 Less distributions from:
 Net realized gain on investments            $       2.22          2.46            --         0.18           --
 Total distributions                         $       2.22          2.46            --         0.18           --
 Net asset value, end of the period          $      13.26         24.16         19.33        10.29        12.08
 Total return(2)                             %     (38.70)        39.35         87.85       (13.38)       20.80
Ratios and supplemental data:
 Net assets, end of the period (000's)       $    181,391       280,484        84,391       37,456       26,962
 Ratio of expenses to average net assets
 after reimbursement(3)                      %       2.45          2.27          2.40         2.46         2.56(4)
 Ratio of expenses to average net assets
 prior to expense reimbursement(3)           %       2.45          2.27          2.40         2.46         2.58
 Ratio of net investment loss to
 average net assets after expense
 reimbursement(3)                            %      (2.20)        (1.92)        (2.01)       (1.69)       (1.70)(4)
 Portfolio turnover rate                     %         75           163           197          162          144

----------
(1)  The Fund commenced operations on November 18, 1996.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  Expenses calculated net of advisor reimbursement.

                 See Accompanying Notes to Financial Statements

Financial
Highlights
                                PILGRIM RESEARCH ENHANCED INDEX FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                              Class A
                                                                ------------------------------------
                                                                Six Months                   Period
                                                                  Ended      Year Ended      Ended
                                                                 April 30,   October 31,    Oct. 31,
                                                                   2001         2000        1999(1)
                                                                   ----         ----        -------
Per Share Operating Performance:
 Net asset value, beginning of the period                   $      11.17        11.14        10.00
 Income from investment operations:
 Net investment income (loss)                               $       0.04           --         0.01
 Net realized and unrealized gain (loss) on investments     $      (1.42)        0.18         1.13
 Total from investment operations                           $      (1.38)        0.18         1.14
 Less distributions from:
 Net realized gain on investments                           $         --         0.15           --
 Total distributions                                        $         --         0.15           --
 Net asset value, end of the period                         $       9.79        11.17        11.14
 Total return(2)                                            %     (12.35)        1.55        11.40
Ratios and supplemental data:
 Net assets, end of the period (000's)                      $     13,358       23,571       27,091
 Ratio of expenses to average net assets after
 reimbursement(3)                                           %       1.38         1.37         1.29(4)
 Ratio of expenses to average net assets prior to
 expense reimbursement(3)                                   %       1.38         1.37         1.56
 Ratio of net investment income (loss) to average
 net assets after expense reimbursement(3)                  %      (0.12)        0.01         0.23(4)
 Portfolio turnover rate                                    %         62           57           26


                                                                              Class B
                                                                ------------------------------------
                                                                Six Months                   Period
                                                                  Ended      Year Ended      Ended
                                                                 April 30,   October 31,    Oct. 31,
                                                                   2001         2000        1999(1)
                                                                   ----         ----        -------
Per Share Operating Performance:
 Net asset value, beginning of the period                          11.04        11.09        10.00
 Income from investment operations:
 Net investment income (loss)                                      (0.05)       (0.08)       (0.02)
 Net realized and unrealized gain (loss) on investments            (1.36)        0.18         1.11
 Total from investment operations                                  (1.41)        0.10         1.09
 Less distributions from:
 Net realized gain on investments                                     --         0.15           --
 Total distributions                                                  --         0.15           --
 Net asset value, end of the period                                 9.63        11.04        11.09
 Total return(2)                                                  (12.77)        0.83        10.90
Ratios and supplemental data:
 Net assets, end of the period (000's)                            76,706       94,028       99,249
 Ratio of expenses to average net assets after
 reimbursement(3)                                                   2.08         2.07         1.99(4)
 Ratio of expenses to average net assets prior to
 expense reimbursement(3)                                           2.08         2.07         2.29
 Ratio of net investment income (loss) to average
 net assets after expense reimbursement(3)                         (0.84)       (0.70)       (0.49)(4)
 Portfolio turnover rate                                              62           57           26


                                                                              Class C
                                                                ------------------------------------
                                                                Six Months                   Period
                                                                  Ended      Year Ended      Ended
                                                                 April 30,   October 31,    Oct. 31,
                                                                   2001         2000        1999(1)
                                                                   ----         ----        -------
Per Share Operating Performance:
 Net asset value, beginning of the period                   $      11.05        11.09        10.00
 Income from investment operations:
 Net investment income (loss)                               $      (0.05)       (0.08)       (0.02)
 Net realized and unrealized gain (loss) on investments     $      (1.37)        0.19         1.11
 Total from investment operations                           $      (1.42)        0.11         1.09
 Less distributions from:
 Net realized gain on investments                           $         --         0.15           --
 Total distributions                                        $         --         0.15           --
 Net asset value, end of the period                         $       9.63        11.05        11.09
 Total return(2)                                            %     (12.85)        0.92        10.90
Ratios and supplemental data:
 Net assets, end of the period (000's)                      $     68,262       88,449       75,941
 Ratio of expenses to average net assets after
 reimbursement(3)                                           %       2.08         2.07         1.99(4)
 Ratio of expenses to average net assets prior to
 expense reimbursement(3)                                   %       2.08         2.07         2.27
 Ratio of net investment income (loss) to average
 net assets after expense reimbursement(3)                  %      (0.84)       (0.70)       (0.49)(4)
 Portfolio turnover rate                                    %         62           57           26


                                                                               Class I
                                                                ------------------------------------
                                                                Six Months                   Period
                                                                  Ended      Year Ended      Ended
                                                                 April 30,   October 31,    Oct. 31,
                                                                   2001         2000        1999(1)
                                                                   ----         ----        -------
Per Share Operating Performance:
 Net asset value, beginning of the period                          11.25        11.17        10.00
 Income from investment operations:
 Net investment income (loss)                                       0.01         0.04         0.06
 Net realized and unrealized gain (loss) on investments            (1.40)        0.19         1.11
 Total from investment operations                                  (1.39)        0.23         1.17
 Less distributions from:
 Net realized gain on investments                                     --         0.15           --
 Total distributions                                                  --         0.15           --
 Net asset value, end of the period                                 9.86        11.25        11.17
 Total return(2)                                                  (12.44)        2.00        11.70
Ratios and supplemental data:
 Net assets, end of the period (000's)                            24,953       28,473       27,927
 Ratio of expenses to average net assets after
 reimbursement(3)                                                   0.98         1.07         0.98(4)
 Ratio of expenses to average net assets prior to
 expense reimbursement(3)                                           0.98         1.07         1.23
 Ratio of net investment income (loss) to average
 net assets after expense reimbursement(3)                          0.26         0.34         0.62
 Portfolio turnover rate                                              62           57           26

----------
(1)  The Fund commenced operations on December 30, 1998.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(3)  Annualized for periods less than a year.
(4)  Expenses calculated net of taxes and advisor reimbursement.

                 See Accompanying Notes to Financial Statements

                                                                       Financial
PILGRIM TAX EFFICIENT EQUITY FUND (UNAUDITED)                         Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                               Class A                                Class B
                                                 ------------------------------------   -----------------------------------
                                                 Six Months                             Six Months
                                                   Ended       Year Ended October 31,     Ended      Year Ended October 31,
                                                  April 30,    ----------------------    April 30,   ----------------------
                                                    2001         2000       1999(1)        2001        2000       1999(1)
                                                    ----         ----       -------        ----        ----       -------
Per Share Operating Performance:
 Net asset value, beginning of period         $     12.37        11.99       10.00         12.28       11.96       10.00
 Income from investment operations:
 Net investment income (loss)                 $      0.01         0.05        0.04         (0.03)      (0.04)      (0.01)
 Net realized and unrealized gain (loss)
 on investments                               $     (0.91)        0.38        1.95         (0.91)       0.39        1.97
 Total from investment operations             $     (0.90)        0.43        1.99         (0.94)       0.35        1.96
 Less distributions from:
 Net investment income                        $      0.03         0.05          --          0.01        0.03          --
 Total distributions                          $      0.03         0.05          --          0.01        0.03          --
 Net asset value, end of period               $     11.44        12.37       11.99         11.33       12.28       11.96
 Total return(2)                              %     (7.30)        3.62       19.90         (7.62)       2.94       19.60
Ratios and supplemental data:
 Net assets, end of period (000's)            $    42,591       47,647      45,714         9,954       8,268       7,059
 Ratio of expenses to average net
 assets after reimbursement(3)(4)             %      1.35         1.31        1.28          2.03        1.96        1.95
 Ratio of expenses to average net assets
 prior to expense reimbursement(3)            %      1.72         2.22        2.40          2.37        2.47        2.66
 Ratio of net investment income (loss)
 to average net assets after expense
 reimbursement(3)(4)                          %      0.20         0.36        0.49         (0.48)      (0.29)      (0.14)
 Portfolio turnover rate                      %         8           14           9             8          14           9

                                                          Class C
                                           ------------------------------------
                                           Six Months
                                             Ended       Year Ended October 31,
                                            April 30,    ----------------------
                                              2001         2000       1999(1)
                                              ----         ----       -------
Per Share Operating Performance:
 Net asset value, beginning of period         12.20       11.92      10.00
 Income from investment operations:
 Net investment income (loss)                (0.03)      (0.04)        --
 Net realized and unrealized gain (loss)
 on investments                              (0.90)        0.39       1.92
 Total from investment operations            (0.93)        0.35       1.92
 Less distributions from:
 Net investment income                         0.01        0.07        --
 Total distributions                           0.01        0.07        --
 Net asset value, end of period               11.26       12.20      11.92
 Total return(2)                             (7.59)        2.91      19.20
Ratios and supplemental data:
 Net assets, end of period (000's)           2,216       2,870      1,222
 Ratio of expenses to average net
 assets after reimbursement(3)(4)              2.03        1.95       1.97
 Ratio of expenses to average net assets
 prior to expense reimbursement(3)             2.37        2.47       2.64
 Ratio of net investment income (loss)
 to average net assets after expense
 reimbursement(3)(4)                         (0.46)      (0.32)     (0.14)
 Portfolio turnover rate                         8          14          9

----------
(1)  The Fund commenced operations on December 15, 1998.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(3)  Annualized for periods less than a year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

Financial
Highlights                                     PILGRIM INTERNET FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                       Class A                                Class B
                                                         -----------------------------------    -----------------------------------
                                                         Six Months         Year Ended          Six Months          Year Ended
                                                           Ended            October 31,           Ended             October 31,
                                                          April 30,      -------------------     April 30,      -------------------
                                                            2001         2000        1999(1)       2001         2000        1999(1)
                                                            ----         ----        -------       ----         ----        -------
Per Share Operating Performance:
 Net asset value, beginning of period                 $     12.03        12.67        10.00        11.91        12.63        10.00
 Income from investment operations:
 Net investment loss                                  $     (0.05)       (0.24)       (0.03)       (0.07)       (0.32)       (0.03)
 Net realized and unrealized gain (loss)
 on investments                                       $     (6.43)       (0.17)        2.70        (6.33)       (0.17)        2.66
 Total from investment operations                     $     (6.48)       (0.41)        2.67        (6.40)       (0.49)        2.63
 Less distributions from:
 Net realized gain on investments                     $      1.85         0.23           --         1.85         0.23           --
 Total distributions                                  $      1.85         0.23           --         1.85         0.23           --
 Net asset value, end of period                       $      3.70        12.03        12.67         3.66        11.91        12.63
 Total return(2)                                      $    (61.89)       (3.98)       26.70       (61.94)       (4.63)       26.30
Ratios and supplemental data:
 Net assets, end of period (000's)                    $    17,557       59,155       35,798       13,556       38,726       14,869
 Ratio of expenses to average net assets after
 expense reimbursement(3)(4)                          %      1.65         1.47         1.54         2.33         2.12         2.17
 Ratio of expenses to average net assets prior to
 expense reimbursement(3)                             %      2.38         2.76         3.35         3.06         3.01         3.75
 Ratio of net investment loss to average
 net assets after expense reimbursement(3)(4)         %     (1.58)       (1.36)       (1.15)       (2.25)       (2.01)       (1.88)
 Portfolio turnover rate                              %        61          112           22           61          112           22


                                                                   Class C
                                                     -----------------------------------
                                                     Six Months         Year Ended
                                                       Ended            October 31,
                                                      April 30,      -------------------
                                                        2001         2000        1999(1)
                                                        ----         ----        -------
Per Share Operating Performance:
 Net asset value, beginning of period                   11.92       12.63        10.00
 Income from investment operations:
 Net investment loss                                    (0.07)      (0.34)       (0.03)
 Net realized and unrealized gain (loss)
 on investments                                         (6.35)      (0.14)        2.66
 Total from investment operations                       (6.42)      (0.48)        2.63
 Less distributions from:
 Net realized gain on investments                        1.85        0.23           --
 Total distributions                                     1.85        0.23           --
 Net asset value, end of period                          3.65       11.92        12.63
 Total return(2)                                       (62.07)      (4.55)       26.30
Ratios and supplemental data:
 Net assets, end of period (000's)                      5,412      17,709        5,290
 Ratio of expenses to average net assets after
 expense reimbursement(3)(4)                             2.33        2.12         2.18
 Ratio of expenses to average net assets prior to
 expense reimbursement(3)                                3.06        3.01         3.79
 Ratio of net investment loss to average
 net assets after expense reimbursement(3)(4)           (2.25)      (2.01)       (1.88)
 Portfolio turnover rate                                   61         112           22

----------
(1)  The Fund commenced operations on July 1, 1999.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. The Pilgrim Mayflower Trust ("PMT") and Pilgrim Funds Trust ("PFT", formerly "ING Funds Trust") are both open-end investment management companies registered under the Investment Company Act of 1940, as amended.

PMT is a Massachusetts business trust organized in 1992 and consists of four separately managed series ("Portfolios"). Two of the Portfolios in this report are: Pilgrim Growth + Value Fund ("Growth + Value Fund") and Pilgrim Research Enhanced Index Fund ("Research Enhanced Index Fund").

PFT is Delaware business trust established July 30, 1998 and consists of twelve separately managed series ("Portfolios"). Two of the Portfolios in this report are: Pilgrim Tax Efficient Equity Fund ("Tax Efficient Equity Fund", formerly ING Tax Efficient Equity Fund) and Pilgrim Internet Fund ("Internet Fund", formerly ING Internet Fund).

The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C, Class I and Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Distribution from realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates result from differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

On September 1, 2000, ING Groep N.V. (NYSE: ING) acquired ReliaStar Financial Corp., the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, Pilgrim Securities, Inc., Distributor to the Funds and Pilgrim Group, Inc, Administrator to the Funds. In conjunction with the acquisition the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc., ING Pilgrim Securities, Inc. and ING Pilgrim Group, Inc., respectively, effective September 8, 2000. Effective February 26, 2001, ING Pilgrim Investments, Inc. was merged into the newly formed ING Pilgrim Investments, LLC. Effective February 27, 2001, ING Pilgrim Group, Inc. was merged into the newly formed ING Pilgrim Group, LLC ("IPG").


Security Valuation. Equity securities are valued daily at the closing sale prices reported on recognized securities exchanges or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid and asked prices for such securities, or, if such prices are not available, at prices provided by market makers, or at prices for securities of comparable maturity, quality and type. Short-term debt instruments with remaining maturities of less than 60 days at the date of acquisition are valued at amortized cost, unless the Trustees determine that amortized cost does not reflect the fair value of such obligations. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under direction of the Trustees of the Funds. The books and records of the Funds are maintained in U.S. dollars. Securities quoted in foreign currencies are translated into U.S. dollars based on the prevailing exchange rates on that day. Independent pricing services are used to price the Funds' securities.

Security Transactions, Investment Income, Expenses. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis except when collection is not expected; dividend income is recorded on the ex-dividend dates. Income, expenses (except class specific expenses), and realized/unrealized gains/losses,

-------
Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

are allocated proportionately to each Fund or class of shares based upon the relative daily net asset value.

Distributions to Shareholders. Dividends from net investment income are declared and paid annually by the Funds. Distributions of net realized capital gains, if any, are declared annually; however, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed.

The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America.

Foreign Currency. The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Net realized gain (loss) on foreign currency transactions represents the foreign exchange: (1) gains and losses from the sale of holdings of foreign currencies,
(2) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts, and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received. Net change in unrealized appreciation (depreciation) of investments and foreign currency arise from changes in the value of assets and liabilities including investment in securities at fiscal year end, resulting from changes in the exchange rates.

Forward Foreign Currency Contracts. The Funds may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the funds' net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. There were no forward foreign currency contracts held by the Funds at April 30, 2001.

Options. The Funds may write (sell) and purchase put and call options. The premium collected or paid by a Fund for the sale or purchase of a call or put option is recorded as an investment and subsequently "marked to market" to reflect the current market value of the option. If an option which a Fund has sold or purchased expires on the stipulated expiration date, the Fund realizes a gain or loss in the amount of the premium received or paid for the option.

For written options, the Fund's obligation may be discharged in three ways: (1) the option expires on the stipulated expiration date; (2) the option holder exercises the right to call (buy) or put (sell) the securitiy; or (3) the Fund enters into a closing transaction. If the option is held until expiration, the Fund recognizes a gain equal to the amount of premium received. If the written call option is exercised by the counterparty, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If the written put option is exercised by the counterparty, the premium reduces the cost basis of the securities purchased by the Fund. If the Fund enters into a closing transaction, a gain or loss is recognized equal to the difference between the premium received by the Fund from the counterparty and the amount paid by the Fund on effecting a closing purchase transaction, including brokerage commissions. As the writer of options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no options held by the Funds at April 30, 2001.

Futures Contracts. The Funds may invest in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Funds intend to

-------
Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

purchase, against fluctuations in fair value caused by changes in prevailing market or interest rates.

Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Funds' agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the daily market value of the contract.

Variation margin payments are received or made by the Funds each day, depending upon the daily fluctuations in the fair value of the underlying instrument. The Funds recognize a gain or loss equal to the daily variation margin. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds' basis in the contract.

Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involve the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Repurchase Agreements. The Funds' Custodian takes possession of collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

Federal Income Taxes. The Funds intend to comply with the special provisions of the Internal Revenue Code available to investment companies and to distribute all of the taxable net income to their respective shareholders. Therefore, no federal income tax provision or excise tax provision is required.

Management's Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Growth + Value Fund and the Research Enhanced Index Fund have entered into an Investment Management Agreement with ING Pilgrim Investments, LLC (the "Manager", the "Investment Manager", or the "Adviser"), a wholly-owned subsidiary of ING Groep N.V. Tax Efficient Equity Fund and Internet Fund entered into an Investment Management Agreement with ING Mutual Funds Management, LLC. On April 30, 2001, ING Mutual Funds Management, LLC merged into ING Pilgrim Investments, LLC. All contracts, obligations and assets of ING Mutual Funds Management, LLC were assumed by ING Pilgrim Investments, LLC pursuant to the merger. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates: Growth + Value Fund -- 1.00%; Research Enhanced Index Fund -- 0.70%; Tax Efficient Equity Fund -- 0.80%; and Internet Fund -- 1.25%.

Navellier Fund Management, Inc. ("Navellier"), a registered investment advisor, serves as subadvisor to the Growth + Value Fund pursuant to a Subadivsory Agreement dated July 31,1996 and amended and restated on July 1, 1998, between the Advisor and Navellier. For its services, Navellier receives from the Adviser, a fee equal to 0.50% of the average daily net assets of the Fund. J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), a registered investment advisor, serves as subadvisor to the Research Enhanced Index Fund pursuant to a Subadvisory Agreement dated December 21, 1998, between the Advisor and J.P. Morgan. For its

-------
Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

services, J.P. Morgan receives from the Adviser, a fee equal to 0.20% of the average daily net assets of the Fund.

Delta Asset Management ("Delta"), a registered investment advisor and a wholly-owned indirect subsidiary of ING Groep, N.V., serves as subadvisor to the Tax Efficient Equity Fund pursuant to a Subadvisory Agreement dated October 30, 1998 between the Adviser and Delta. For its services, Delta receives from the Adviser, a fee equal to 0.40% of the average daily net assets of the Fund. ING Investment Management Advisors B.V. ("IMG"), a registered investment advisor and a wholly-owned indirect subsidiary of ING Groep, N.V., serves as subadvisor to the Internet Fund pursuant to a Subadvisory Agreement dated October 30, 1998 between the Adviser and IMA. For its services, IMA receives from the Adviser, a fee equal to 0.625% of the average daily net assets of the Fund.

ING Pilgrim Group, LLC (the "Administrator") serves as administator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets. The Growth + Value Fund and the Research Enhanced Index Fund also charge an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares.


NOTE 3 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Pilgrim Securities, Inc. (the "Distributor") is reimbursed or compensated (depending of the class of shares) by the Funds for expenses incurred in the distribution of each Funds' shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following rates:

                       Class A     Class B     Class C     Class I      Class Q
                       -------     -------     -------     -------      -------
Growth + Value Fund     0.30%       1.00%       1.00%        N/A         0.25%
Research Enhanced
  Index Fund            0.30%       1.00%       1.00%        N/A         0.25%
Tax Efficient Equity
  Fund                  0.35%       1.00%       1.00%        N/A           N/A
Internet Fund           0.35%       1.00%       1.00%        N/A           N/A

During the period ended April 30, 2001, the Distributor waived 0.10% of the Distribution fee for Tax Efficient Equity Fund and Internet Fund for Class A only.

In addition, each of the Funds has entered into a Service Agreement with IPG whereby IPG will act as Shareholder Service Agent for each Fund. The agreement provides that IPG will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services.

For the six months ended April 30, 2001, the Distributor has retained $149,042 as sales charges from the proceeds of Class A Shares sold and $86,650 from the proceeds of Class C Shares redeemed.

-------
Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

NOTE 4 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At April 30, 2001, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 2 and 3):

                                                        Accrued
                         Accrued                      Shareholder
                       Investment       Accrued       Services and
                       Management   Administrative    Distribution
                          Fees           Fees             Fees          Total
                          ----           ----             ----          -----
Growth + Value
  Fund                 $497,032       $ 49,703          $413,024       $959,759
Research Enhanced
  Index Fund            102,301         14,514           120,084        236,899
Tax Efficient Equity
  Fund                   37,624          4,297            22,107         64,028
Internet Fund            74,246          2,636            16,525         93,407

At April 30, 2001, Lion Connecticut Holdings, Inc., a wholly-owned indirect subsidiary of ING Groep N.V., held 52.5% of the shares outstanding of Tax Efficient Equity Fund. Investment activities of this shareholder could have a material impact on the Fund.


NOTE 5 -- TRANSFER AGENT FEES

Effective November 1, 2000, expenses associated with services provided by the transfer agent were allocated to each class of shares of the Funds based on average daily net assets at the following annual rates:

                          Class A     Class B     Class C    Class I     Class Q
                          -------     -------     -------    -------     -------
Growth + Value
  Fund                    0.090%       0.090%      0.090%       N/A      0.060%
Research Enhanced
  Index Fund              0.103        0.103       0.103      0.002      0.002
Tax Efficient Equity
  Fund                    0.220        0.220       0.220        N/A        N/A
Internet Fund             0.280        0.280       0.280        N/A        N/A

For the six months ended April 30, 2001, transfer agent fees and expenses were:

                     Class A    Class B    Class C   Class I   Class Q    Total
                     -------    -------    -------   -------   -------    -----
Growth + Value
  Fund               $83,532   $166,474    $92,627     $ --      $228   $342,861
Research Enhanced
  Index Fund           8,405     42,383     39,540      254         3     90,585
Tax Efficient
  Equity Fund         36,805      8,573      2,018       --        --     47,396
Internet Fund         24,904     18,525      7,343       --        --     50,772


NOTE 6 -- EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the following annual expenses to average daily net assets ratios:

                                  Class A     Class B      Class C
                                  -------     -------      -------
Tax Efficient Equity Fund(1)       1.45%       2.20%        2.20%
Internet Fund(2)                   1.90%       2.65%        2.65%

Each Fund will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund.

(1) Prior to March 1, 2001, the expense limitation rates for Class A, Class B and Class C were 1.30%, 1.95% and 1.95%, respectively.

(2) Prior to March 1, 2001, the expense limitation rates for Class A, Class B and Class C were 1.59%, 2.24% and 2.24%, respectively.


NOTE 7 -- FUTURES CONTRACTS

On April 30, 2001, the Research Enhanced Index Fund had $190,000 principal amount of U.S. Treasury obligations pledged as collateral to cover margin requirements for open futures contracts.

Open futures contracts at April 30, 2001, were as follows:

                       Number
                         of                  Commit-      Unrealized
        Contract     Contracts     Month       ment      Appreciation
        --------     ---------     -----       ----      ------------
         S&P 500         2         June        Buy         $196,883

-------
Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

NOTE 8 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for the six months ended April 30, 2001, were as follows:

                         Growth + Value     Research Enhanced     Tax Efficient       Internet
                              Fund              Index Fund         Equity Fund          Fund
                              ----              ----------         -----------          ----
Aggregate purchases       $641,580,934         $212,295,595         $4,203,356      $37,672,799
Aggregate sales           $572,787,606         $125,941,142         $7,937,549      $52,591,463


NOTE 9 -- CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

                                                         Class A                            Class B
                                                ------------------------------    ------------------------------
                                                  Six Months         Year          Six Months         Year
                                                    Ended           Ended            Ended            Ended
                                                   April 30,      October 31,       April 30,       October 31,
                                                     2001            2000             2001             2000
                                                -------------    -------------    -------------    -------------
Growth + Value Fund
 (Number of Shares)
Shares sold                                         6,355,903       11,866,737        5,226,854       11,175,519
Shares issued as reinvestment of dividends            890,937          380,695        1,515,446          806,730
Shares redeemed                                    (5,968,472)      (6,015,701)      (3,283,313)      (2,742,651)
                                                -------------    -------------    -------------    -------------
Net increase in shares outstanding                  1,278,368        6,231,731        3,458,987        9,239,598
                                                =============    =============    =============    =============
Growth + Value Fund ($)
Shares sold                                     $ 106,037,610    $ 303,851,859    $  88,017,613    $ 278,695,932
Shares issued as reinvestment of dividends         17,582,269        8,366,591       28,928,652       17,285,755
Shares redeemed                                   (96,646,989)    (151,084,341)     (48,292,832)     (67,678,591)
                                                -------------    -------------    -------------    -------------
Net increase                                    $  26,972,890    $ 161,134,109    $  68,653,433    $ 228,303,096
                                                =============    =============    =============    =============


                                                            Class C                          Class Q
                                                ------------------------------    ------------------------------
                                                  Six Months         Year          Six Months         Year
                                                    Ended           Ended            Ended            Ended
                                                   April 30,      October 31,       April 30,       October 31,
                                                     2001            2000             2001             2000
                                                -------------    -------------    -------------    -------------
Growth + Value Fund
 (Number of Shares)
Shares sold                                         3,775,789        8,365,370            8,424           54,841
Shares issued as reinvestment of dividends            827,515          302,389            5,569               --
Shares redeemed                                    (2,536,387)      (1,424,913)         (32,871)            (770)
                                                -------------    -------------    -------------    -------------
Net increase (decrease) in shares outstanding       2,066,917        7,242,846          (18,878)          54,071
                                                =============    =============    =============    =============
Growth + Value Fund ($)
Shares sold                                     $  63,517,920    $ 211,475,739    $     167,108    $   1,439,870
Shares issued as reinvestment of dividends         15,788,115        6,478,206          109,933               --
Shares redeemed                                   (38,969,103)     (34,857,895)        (551,907)         (17,643)
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                         $  40,336,932    $ 183,096,050    $    (274,866)   $   1,422,227
                                                =============    =============    =============    =============

-------
Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------


                                                              Class A                         Class B
                                                   ----------------------------    ----------------------------
                                                    Six Months        Year          Six Months         Year
                                                      Ended           Ended           Ended           Ended
                                                     April 30,      October 31,      April 30,      October 31,
                                                       2001            2000            2001            2000
                                                       ----            ----            ----            ----
Research Enhanced Index Fund
 (Number of Shares)
Shares sold                                             309,070         905,210         630,435       2,050,650
Shares issued as reinvestment of dividends                   --          14,197              --          52,910
Shares redeemed                                      (1,054,129)     (1,242,238)     (1,176,271)     (2,542,262)
                                                   ------------    ------------    ------------    ------------
Net decrease in shares outstanding                     (745,059)       (322,831)       (545,836)       (438,702)
                                                   ============    ============    ============    ============
Research Enhanced Index Fund ($)
Shares sold                                        $  3,153,797    $ 10,303,882    $  6,455,123    $ 23,253,462
Shares issued as reinvestment of dividends                   --         165,396              --         612,733
Shares redeemed                                     (10,749,611)    (14,134,442)    (11,548,739)    (28,592,017)
                                                   ------------    ------------    ------------    ------------
Net decrease                                       $ (7,595,814)   $ (3,665,164)   $ (5,093,616)   $ (4,725,822)
                                                   ============    ============    ============    ============


                                                          Class C                    Class I                    Class Q
                                                ---------------------------  -----------------------   ---------------------------
                                                 Six Months       Year       Six Months    Year         Six Months        Year
                                                   Ended          Ended        Ended       Ended          Ended          Ended
                                                  April 30,     October 31,   April 30,  October 31,     April 30,     October 31,
                                                    2001           2000         2001        2000           2001           2000
                                                    ----           ----         ----        ----           ----           ----
Research Enhanced Index Fund
 (Number of Shares)
Shares sold                                          935,545      3,232,804         --             --         29,840         33,521
Shares issued as reinvestment of dividends                --         64,089         --         31,779             --             --
Shares redeemed                                   (1,852,429)    (2,138,973)        --             --         (8,945)        (9,077)
                                                ------------   ------------     ------   ------------   ------------   ------------
Net increase (decrease) in shares outstanding       (916,884)     1,157,920         --         31,779         20,895         24,444
                                                ============   ============     ======   ============   ============   ============
Research Enhanced Index Fund ($)
Shares sold                                     $  9,619,105   $ 36,538,030     $   --   $         --   $    293,422   $    379,475
Shares issued as reinvestment of dividends                --        751,195         --        371,501             --             --
Shares redeemed                                  (18,265,597)   (23,939,384)        --             --        (90,845)      (100,500)
                                                ------------   ------------     ------   ------------   ------------   ------------
Net increase (decrease)                         $ (8,646,492)  $ 13,349,841     $   --   $    371,501   $    202,577   $    278,975
                                                ============   ============     ======   ============   ============   ============

-------
Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                             Class A                             Class B
                                                   -----------------------------       -----------------------------
                                                   Six Months           Year           Six Months           Year
                                                      Ended             Ended             Ended             Ended
                                                    April 30,        October 31,        April 30,        October 31,
                                                      2001              2000              2001              2000
                                                   -----------       -----------       -----------       -----------
Tax Efficient Equity Fund
 (Number of Shares)
Shares sold                                            143,289           567,268           297,501(2)        276,738
Shares issued as reinvestment of dividends               8,888            16,297             1,102             1,609
Shares redeemed                                       (281,352)         (545,394)          (93,359)         (195,405)
                                                   -----------       -----------       -----------       -----------
Net increase (decrease) in shares outstanding         (129,175)           38,171           205,244            82,942
                                                   ===========       ===========       ===========       ===========
Tax Efficient Equity Fund ($)
Shares sold                                        $ 1,620,854       $ 7,093,779       $ 3,295,350(2)    $ 3,257,580
Shares issued as reinvestment of dividends             105,372           199,162            13,000            19,626
Shares redeemed                                     (3,157,311)       (6,821,496)       (1,075,242)       (2,248,794)
                                                   -----------       -----------       -----------       -----------
Net increase (decrease)                            $(1,431,085)      $   471,445       $ 2,233,108       $ 1,028,412
                                                   ===========       ===========       ===========       ===========


                                                             Class C                             Class X(1)
                                                   -----------------------------       -----------------------------
                                                   Six Months           Year           Six Months           Year
                                                      Ended             Ended             Ended             Ended
                                                    April 30,        October 31,        April 30,        October 31,
                                                      2001              2000              2001              2000
                                                   -----------       -----------       -----------       -----------
Tax Efficient Equity Fund
 (Number of Shares)
Shares sold                                             23,328           228,730                --            29,084
Shares issued as reinvestment of dividends                 299               681                --                70
Shares redeemed                                        (61,969)          (96,812)         (241,449)(2)       (46,726)
                                                   -----------       -----------       -----------       -----------
Net increase (decrease) in shares outstanding          (38,342)          132,599          (241,449)          (17,572)
                                                   ===========       ===========       ===========       ===========
Tax Efficient Equity Fund ($)
Shares sold                                        $   263,767       $ 2,844,483       $        --       $   361,122
Shares issued as reinvestment of dividends               3,494             8,257                --               865
Shares redeemed                                       (710,792)       (1,194,399)       (2,664,166)(2)      (573,617)
                                                   -----------       -----------       -----------       -----------
Net increase (decrease)                            $  (443,531)      $ 1,658,341       $(2,664,166)      $  (211,630)
                                                   ===========       ===========       ===========       ===========

(1) Effective November 17, 2000, Class X shares are no longer being offered for sale.
(2) Amounts reflect 240,221 of Class X shares, valued at $2,649,148, that were converted into Class B shares on November 17, 2000.

-------
Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------


                                                                  Class A                                  Class B
                                                    -----------------------------------       -----------------------------------
                                                     Six Months              Year              Six Months              Year
                                                        Ended               Ended                Ended                 Ended
                                                      April 30,           October 31,           April 30,            October 31,
                                                        2001                 2000                 2001                  2000
                                                    -------------        -------------        -------------         -------------
Internet Fund
 (Number of Shares)
Shares sold                                             3,497,172            7,084,996              625,114(2)          3,275,974
Shares issued as reinvestment of dividends              1,028,126               41,811              778,743                20,949
Shares redeemed                                        (4,703,272)          (5,034,916)            (949,654)           (1,223,523)
                                                    -------------        -------------        -------------         -------------
Net increase (decrease) in shares outstanding            (177,974)           2,091,891              454,203             2,073,400
                                                    =============        =============        =============         =============
Internet Fund ($)
Shares sold                                         $  21,777,213        $ 133,092,443        $   6,881,596(2)      $  65,415,898
Shares issued as reinvestment of dividends              8,050,227              862,682            6,019,702               428,895
Shares redeemed                                       (29,443,880)         (94,511,228)          (5,275,228)          (23,631,325)
                                                    -------------        -------------        -------------         -------------
Net increase                                        $     383,560        $  39,443,897        $   7,626,070         $  42,213,468
                                                    =============        =============        =============         =============



                                                                 Class C                                  Class X(1)
                                                    -----------------------------------       -----------------------------------
                                                     Six Months              Year              Six Months              Year
                                                        Ended               Ended                Ended                 Ended
                                                      April 30,           October 31,           April 30,            October 31,
                                                        2001                 2000                 2001                  2000
                                                    -------------        -------------        -------------         -------------
Internet Fund
 (Number of Shares)
Shares sold                                               136,394            1,678,073                  132               258,123
Shares issued as reinvestment of dividends                311,482               10,469                   --                 1,458
Shares redeemed                                          (452,518)            (621,277)            (304,498)(2)           (39,130)
                                                    -------------        -------------        -------------         -------------
Net increase (decrease) in shares outstanding              (4,642)           1,067,265             (304,366)              220,451
                                                    =============        =============        =============         =============
Internet Fund ($)
Shares sold                                         $     685,029        $  32,803,757        $       1,525         $   5,054,969
Shares issued as reinvestment of dividends              2,413,963              215,340                   --                29,961
Shares redeemed                                        (2,913,868)         (11,245,970)          (5,180,052)(2)          (757,632)
                                                    -------------        -------------        -------------         -------------
Net increase (decrease)                             $     185,124        $  21,773,127        $  (5,178,527)        $   4,327,298
                                                    =============        =============        =============         =============

(1) Effective November 17, 2000, Class X shares are no longer being offered for sale.
(2) Amounts reflect 303,025 of Class X shares, valued at $5,163,128, that were converted into Class B shares on November 17, 2000.


NOTE 10 -- SECURITY LOANS

Each Fund may lend its securities to brokers, dealers and other financial institutions in amounts up to one third of the value of its total assets. The loans are fully collateralized at all times by cash or liquid high grade securities. As with other extensions of credit, each Fund may bear risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities in the form of fees or all or a portion of the income from investments of the collateral. The Funds also continue to earn income on the securities loaned. At April 30, 2001, the Funds did not have any securities on loan.


NOTE 11 -- LINE OF CREDIT

PMT, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $125,000,000. The proceeds may be used ony to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the six-month period ended April 30, 2001, the Funds did not have any loans outstanding.


NOTE 12 -- CHANGES IN THE FUND'S YEAR END

Effective May 31, 2001, the Funds changed their fiscal year-end to May 31 from October 31. This change was done to facilitate the administration of the Funds.

Pilgrim
Growth +
Value Fund

           PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
 Shares                                                               Value
--------------------------------------------------------------------------------
 COMMON STOCK: 95.36%
                 Airlines: 2.26%
  826,800        Southwest Airlines                               $  15,056,028
                                                                  -------------
                                                                     15,056,028
                                                                  -------------
                 Apparel: 2.07%
  539,400   @    Reebok Intl. Ltd.                                   13,824,822
                                                                  -------------
                                                                     13,824,822
                                                                  -------------
                 Commercial Services: 6.90%
  329,000   @    Concord EFS, Inc.                                   15,314,950
  236,900   @    Plexus Corp.                                         7,277,568
  204,000   @    Professional Detailing, Inc.                        14,932,800
  233,200   @    Rent-A-Center, Inc.                                  8,441,840
                                                                  -------------
                                                                     45,967,158
                                                                  -------------
                 Computers: 7.89%
  160,200   @    Affiliated Computer
                 Services, Inc.                                      11,428,988
  308,700   @    Bisys Group, Inc.                                   14,879,340
  683,100   @    Mentor Graphics Corp.                               17,972,361
  150,000   @    Sungard Data Systems, Inc.                           8,290,500
                                                                  -------------
                                                                     52,571,189
                                                                  -------------
                 Diversified Financial Services: 2.57%
  369,000   @    AmeriCredit Corp.                                   17,106,840
                                                                  -------------
                                                                     17,106,840
                                                                  -------------
                 Electrical Components & Equipment: 0.96%
  181,500        C&D Technologies, Inc.                               6,439,620
                                                                  -------------
                                                                      6,439,620
                                                                  -------------
                 Electronics: 1.23%
  271,600        Technitrol, Inc.                                     8,169,728
                                                                  -------------
                                                                      8,169,728
                                                                  -------------
                 Healthcare-Products: 22.78%
  466,600        Biomet, Inc.                                        19,937,818
  323,000   @    Henry Schein, Inc.                                  12,409,660
  108,200   @    Laboratory Corp. Of America Holdings                15,256,200
  299,300   @    Lincare Holdings, Inc.                              14,926,091
  167,200   @    Quest Diagnostics, Inc.                             20,599,040
  556,000   @    Respironics, Inc.                                   17,647,440
  259,900        Stryker Corp.                                       15,409,471
  341,700   @    Trigon Healthcare, Inc.                             20,573,757
  167,700   @    Universal Health Services                           15,052,752
                                                                  -------------
                                                                    151,812,229
                                                                  -------------
                 Home Builders: 2.53%
  384,900        Lennar Corp.                                       $16,847,073
                                                                  -------------
                                                                     16,847,073
                                                                  -------------
                 Insurance: 3.71%
  282,600        Loews Corp.                                         19,050,066
  150,000        Torchmark Corp.                                      5,683,500
                                                                  -------------
                                                                     24,733,566
                                                                  -------------
                 Leisure Time: 0.99%
  270,900        Callaway Golf Co.                                    6,572,034
                                                                  -------------
                                                                      6,572,034
                                                                  -------------
                 Oil & Gas: 8.70%
  318,600        Cross Timbers Oil Co.                                8,649,990
  235,700        Helmerich & Payne, Inc.                             12,074,911
  407,800   @    Nabors Industries, Inc.                             24,313,036
  287,000        Ultramar Diamond Shamrock Corp.                     12,946,570
                                                                  -------------
                                                                     57,984,507
                                                                  -------------
                 Pharmaceuticals: 4.36%
  212,800   @    AdvancePCS                                          12,257,280
  310,700   @    Amerisource Health Corp.                            16,777,800
                                                                  -------------
                                                                     29,035,080
                                                                  -------------
                 Retail: 10.02%
  382,700   @    Abercrombie & Fitch Co.                             12,743,910
  666,250   @    American Eagle Outfitters                           24,797,825
  468,600   @    Brinker Intl., Inc.                                 13,448,820
  377,200        Talbots, Inc.                                       15,785,820
                                                                  -------------
                                                                     66,776,375
                                                                  -------------
                 Semiconductors: 10.59%
  317,700   @    Integrated Device Technology, Inc.                  12,444,309
  566,600   @    International Rectifier Corp.                       31,446,300
  320,000   @    Nvidia Corp.                                        26,656,000
                                                                  -------------
                                                                     70,546,609
                                                                  -------------
                 Telecommunications: 6.45%
  509,800   @    Emulex Corp.                                        18,306,918
  427,600        Scientific-Atlanta, Inc.                            24,685,348
                                                                  -------------
                                                                     42,992,266
                                                                  -------------
                 Transportation: 1.35%
  177,500        Teekay Shipping Corp.                                9,006,350
                                                                  -------------
                                                                      9,006,350
                                                                  -------------
                 Total Common Stock
                 (Cost $617,135,078)                                635,441,474
                                                                  -------------

Principal
 Amount                                                                 Value
--------------------------------------------------------------------------------

 SHORT-TERM INVESTMENTS: 3.49%
               Repurchase Agreement: 3.49%
$23,239,000      State Street Bank & Trust Repurchase Agreement,
                 4.250%, due 05/01/01 (Collateralized by
                 $22,565,000 U.S. Treasury Bond, 6.250%,
                 Due 08/15/23, Market Value $23,706,338)          $  23,239,000
                                                                  -------------
                 Total Short-Term Investments
                 (Cost $23,239,000)                                  23,239,000
                                                                  -------------
                 Total Investments in Securities
                 (Cost $ 640,374,078)*                98.85%      $ 658,680,474
                 Other Assets and Liabilities-Net      1.15%          7,692,331
                                                     ------       -------------
                 Net Assets                          100.00%      $ 666,372,805
                                                     ======       =============

@    Non-income producing security
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                 Gross Unrealized Appreciation                    $  56,491,499
                 Gross Unrealized Depreciation                      (38,185,103)
                                                                  -------------
                 Net Unrealized Appreciation                      $  18,306,396
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
Research
Enhanced
Index Fund

           PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
 Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCK: 100.06%
                 Advertising: 0.09%
    4,300        Interpublic Group Co., Inc.                         $  145,985
      200        Omnicom Group                                           17,570
                                                                  -------------
                                                                        163,555
                                                                  -------------
                 Aerospace/Defense: 1.11%
    7,300        BF Goodrich Co.                                        287,620
   15,900        Boeing Co.                                             982,620
    4,300        Lockheed Martin Corp.                                  151,188
    7,900        United Technologies Corp.                              616,832
                                                                  -------------
                                                                      2,038,260
                                                                  -------------
                 Airlines: 0.38%
    1,000   @    Continental Airlines, Inc.                              51,400
    2,800        Delta Air Lines, Inc.                                  123,284
   28,600        Southwest Airlines                                     520,806
                                                                  -------------
                                                                        695,490
                                                                  -------------
                 Apparel: 0.29%
    6,800   @    Jones Apparel
                 Group, Inc.                                            270,232
    6,400        Nike, Inc.                                             267,584
                                                                  -------------
                                                                        537,816
                                                                  -------------
                 Auto Manufacturers: 0.83%
   25,400        Ford Motor Co.                                         748,791
   12,000        General Motors Corp.                                   657,720
    2,400        Paccar, Inc.                                           116,448
                                                                  -------------
                                                                      1,522,959
                                                                  -------------
                 Auto Parts & Equipment: 0.26%
    1,200        Dana Corp.                                              23,556
   24,700        Delphi Automotive Systems                              368,030
    2,400   @    Lear Corp.                                              86,400
                                                                  -------------
                                                                        477,986
                                                                  -------------
                 Banks: 4.59%
   13,900        Amsouth Bancorporation                                 238,385
   26,000        Bank of America Corp.                                1,456,000
   12,800        Bank of New York Co., Inc.                             642,560
   36,500        Bank One Corp.                                       1,378,605
    3,400        Banknorth Group, Inc.                                   67,286
      100        Comerica, Inc.                                           5,143
    1,200        Compass Bancshares, Inc.                                27,768
   18,600        First Union Corp.                                      557,442
    8,500        FleetBoston Financial Corp.                            326,145
    4,500        Hibernia Corp.                                          73,440
    2,700        Huntington Bancshares                                   40,689
   18,600        Keycorp                                                431,148
    6,300        Mellon Financial Corp.                                 257,859
    6,000        National Commerce Financial Corp.                      149,460
    2,800        Northern Trust Corp.                                   182,084
   10,000        PNC Financial Services Group, Inc.                     650,700
    4,500        SouthTrust Corp.                                       213,975
    1,500        Suntrust Banks, Inc.                                    95,250
   57,700        US Bancorp                                           1,222,086
    8,000        Wells Fargo & Co.                                      375,760
      600        Wilmington Trust Corp.                                  34,680
                                                                  -------------
                                                                      8,426,465
                                                                  -------------
                 Beverages: 1.64%
    8,500        Anheuser-Busch Co., Inc.                               339,915
   40,800        Coca-Cola Co.                                        1,884,552
   18,100        Pepsico, Inc.                                          792,961
                                                                  -------------
                                                                      3,017,428
                                                                  -------------
                 Biotechnology: 0.83%
   19,300   @    Amgen, Inc.                                          1,180,002
    5,500   @    Human Genome Sciences, Inc.                            353,265
                                                                  -------------
                                                                      1,533,267
                                                                  -------------
                 Chemicals: 1.55%
    6,500        Air Products & Chemicals, Inc.                         279,435
   16,700        Dow Chemical Co.                                       558,615
   12,200        Du Pont (E.I.) de Nemours & Co.                        551,318
   10,500        PPG Industries, Inc.                                   558,075
    9,800        Praxair, Inc.                                          463,834
   12,900        Rohm & Haas Co.                                        443,373
                                                                  -------------
                                                                      2,854,650
                                                                  -------------
                 Commercial Services: 0.36%
   37,200   @    Cendant Corp.                                          659,928
                                                                  -------------
                                                                        659,928
                                                                  -------------
                 Computers: 5.64%
   35,700        Compaq Computer Corp.                                  624,750
   39,800   @    Dell Computer Corp.                                  1,046,342
    7,000        Electronic Data Systems Corp.                          451,500
   39,800   @    EMC Corp.-Mass.                                      1,576,080
   26,600        Hewlett-Packard Co.                                    756,238
   31,200        International Business Machines Corp.                3,592,368
      400   @    Lexmark Intl., Inc.                                     24,572
   13,100   @    NCR Corp.                                              615,831
    5,300   @    Quantum Corp.-DLT & Storage                             60,420
   18,700        Seagate Technologies, Inc.                               1,496
   66,900   @    Sun Microsystems, Inc.                               1,145,328
    8,300   @    Veritas Software Corp.                                 494,763
                                                                  -------------
                                                                     10,389,688
                                                                  -------------
                 Cosmetics/Personal Care: 1.81%
    4,700        Colgate-Palmolive Co.                                  262,495
    6,500        Estee Lauder Co., Inc.                                 258,375
   21,900        Gillette Co.                                           621,084
   11,900        Kimberly-Clark Corp.                                   706,860
   24,500        Procter & Gamble Co.                                 1,471,225
                                                                  -------------
                                                                      3,320,039
                                                                  -------------
                 Distribution/Wholesale: 0.11%
    5,000        W.W. Grainger, Inc.                                    193,900
                                                                  -------------
                                                                        193,900
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Research
Enhanced
Index Fund

     PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------
 Shares                                                               Value
--------------------------------------------------------------------------------
                 Diversified Financial Services: 7.82%
    2,200        AG Edwards, Inc.                                    $   89,474
   20,300        American Express Co.                                   861,532
    4,400   @    AmeriCredit Corp.                                      203,984
      800        The Bear Stearns Co., Inc.                              40,240
   14,700        Capital One Financial Corp.                            924,042
   12,100        CIT Group, Inc.                                        444,070
   98,500        Citigroup, Inc.                                      4,841,275
    7,800        Countrywide Credit Industries, Inc.                    332,826
   20,100        Fannie Mae                                           1,613,226
    1,100        Franklin Resources, Inc.                                48,015
   14,600        Freddie Mac                                            960,680
    6,300        Goldman Sachs Group, Inc.                              573,930
   11,000        Household Intl., Inc.                                  704,220
      400        Legg Mason, Inc.                                        19,148
    9,200        MBNA Corp.                                             327,980
    5,700        Merrill Lynch & Co.                                    351,690
   12,900        Morgan Stanley Dean Witter & Co.                       809,991
   18,800        Providian Financial Corp.                            1,002,040
    7,200        Stilwell Financial, Inc.                               212,184
                                                                  -------------
                                                                     14,360,547
                                                                  -------------
                 Electric: 3.23%
    2,100   @    AES Corp.                                              100,107
    5,800        Ameren Corp.                                           243,426
    7,800        Cinergy Corp.                                          270,504
    8,000        CMS Energy Corp.                                       250,400
    7,900        Consolidated Edison, Inc.                              295,539
    1,200        Dominion Resources, Inc.                                82,188
    8,400        DTE Energy Co.                                         352,128
    9,100        Emerson Electric Co.                                   606,515
   19,400        Entergy Corp.                                          785,700
    6,300        FPL Group, Inc.                                        377,370
    6,100        GPU, Inc.                                              203,191
    8,500        NiSource, Inc.                                         253,045
    4,600        Pinnacle West Capital Corp.                            230,874
      200        Potomac Electric Power                                   4,372
   13,200        Progress Energy, Inc.                                  583,968
    6,300        Reliant Energy, Inc.                                   312,165
   11,200        TXU Corp.                                              492,352
    6,400        Wisconsin Energy Corp.                                 140,800
   11,400        XCEL Energy, Inc.                                      355,680
                                                                  -------------
                                                                      5,940,324
                                                                  -------------
                 Electronics: 0.51%
    6,500   @    Agilent Technologies, Inc.                             253,565
    4,600        Applied Biosystems Group - Applera Corp.               147,476
    4,500        Johnson Controls, Inc.                                 325,800
    4,400        Parker Hannifin Corp.                                  205,128
                                                                  -------------
                                                                        931,969
                                                                  -------------
                 Environmental Control: 0.14%
   10,300        Waste Management, Inc.                                 251,423
                                                                  -------------
                                                                        251,423
                                                                  -------------
                 Food: 1.86%
    2,600        Campbell Soup Co.                                       79,144
    9,400        General Mills, Inc.                                    370,454
   10,700        Heinz (H.J.) Co.                                       418,905
      800        Hershey Foods Corp.                                     48,328
   10,200        Kellogg Co.                                            260,100
   21,600   @    Kroger Co.                                             487,944
    5,300        Quaker Oats Co.                                        514,100
   13,100   @    Safeway, Inc.                                          711,330
    9,500        Unilever NV                                            533,140
                                                                  -------------
                                                                      3,423,445
                                                                  -------------
                 Forest Products & Paper: 0.34%
    5,400        Georgia-Pacific Group                                  175,554
    5,300        International Paper Co.                                207,654
    2,200        Temple-Inland, Inc.                                    112,200
    2,300        Weyerhaeuser Co.                                       130,019
                                                                  -------------
                                                                        625,427
                                                                  -------------
                 Hand/Machine Tools: 0.03%
    1,300        Black & Decker Corp.                                    51,818
                                                                  -------------
                                                                         51,818
                                                                  -------------
                 Healthcare-Products: 2.60%
    4,600        Bard (C.R.), Inc.                                      202,446
    5,000        Baxter Intl., Inc.                                     455,750
   12,500        Becton Dickinson & Co.                                 404,375
    9,500   @    Boston Scientific Corp.                                150,860
    9,000   @    Guidant Corp.                                          369,000
   24,000        Johnson & Johnson                                    2,315,520
   13,200        Medtronic, Inc.                                        588,720
    5,200   @    St. Jude Medical, Inc.                                 297,700
                                                                  -------------
                                                                      4,784,371
                                                                  -------------
                 Healthcare-Services: 0.68%
    7,900   @    Aetna, Inc.                                            222,701
    9,200        HCA -- The Healthcare Co.                              356,040
   15,100   @    Tenet Healthcare Corp.                                 674,064
                                                                  -------------
                                                                      1,252,805
                                                                  -------------
                 Insurance: 4.03%
    2,700        Aflac, Inc.                                             85,860
   19,300        Allstate Corp.                                         805,775
    7,200        AMBAC Financial Group, Inc.                            387,432
   16,800        American General Corp.                                 732,648
   36,100        American Intl. Group                                 2,952,980
    5,000        Cigna Corp.                                            533,500
    4,300        Hartford Financial Services                            267,030
    7,600        Lincoln National Corp.                                 350,816
    3,600        Marsh & McLennan Co.                                   347,184
    7,950        MBIA, Inc.                                             380,408
    5,200        St Paul Co.                                            234,520
    6,700        Torchmark Corp.                                        253,863
    2,400        UnumProvident Corp.                                     71,784
                                                                  -------------
                                                                      7,403,800
                                                                  -------------
                 Internet: 0.54%
   24,000        Charles Schwab Corp.                                   475,200
   16,200   @    E*trade Group, Inc.                                    152,280
      500   @    eBay, Inc.                                              25,240
    2,200   @    IndyMac Bancorp, Inc.                                   50,380
      900   @    Symantec, Corp.                                         58,329
   18,300   @    TD Waterhouse Group, Inc.                              205,143
      400   @    VeriSign, Inc.                                          20,512
                                                                  -------------
                                                                        987,084
                                                                  -------------
                 Leisure Time: 0.21%
    8,300        Harley-Davidson, Inc.                                  382,547
                                                                  -------------
                                                                        382,547
                                                                  -------------
                 Lodging: 0.61%
      400   @    Harrah's Entertainment, Inc.                            13,800
   20,200        Hilton Hotels Corp.                                    223,210
   10,000        Marriott Intl., Inc.                                   458,800
   11,600        Starwood Hotels & Resorts Worldwide, Inc.              418,644
                                                                  -------------
                                                                      1,114,454
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Research
Enhanced
Index Fund

     PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------
 Shares                                                               Value
--------------------------------------------------------------------------------
                 Machinery-Construction & Mining: 0.11%
    4,100        Caterpillar, Inc.                                   $  205,820
                                                                  -------------
                                                                        205,820
                                                                  -------------
                 Machinery-Diversified: 0.37%
    4,100        Dover Corp.                                            160,187
    7,000        Ingersoll-Rand Co.                                     329,000
    4,300        Rockwell Intl. Corp.                                   193,629
                                                                  -------------
                                                                        682,816
                                                                  -------------
                 Media: 5.36%
      700   @    Adelphia Communications                                 25,452
   25,200        Alcoa, Inc.                                          1,043,280
   78,800   @    AOL Time Warner, Inc.                                3,979,400
   14,900   @    AT&T - Liberty Media Corp.                             238,400
    4,200   @    Clear Channel Communications                           234,360
   17,200   @    Comcast Corp.                                          755,252
   16,600        Disney (Walt) Co.                                      502,150
    4,400   @    Fox Entertainment Group, Inc.                          100,980
   10,200        Gannett Co., Inc.                                      658,410
   12,800   @    Gemstar-TV Guide Intl., Inc.                           531,456
    2,500        Knight Ridder, Inc.                                    135,375
    4,300        New York Times Co.                                     176,429
   28,200   @    Viacom, Inc.                                         1,468,092
                                                                  -------------
                                                                      9,849,036
                                                                  -------------
                 Miscellaneous Manufacturing: 6.99%
    4,000        Cooper Industries, Inc.                                149,480
    2,000        Danaher Corp.                                          112,020
   17,800        Eastman Kodak Co.                                      774,300
    3,700        Eaton Corp.                                            272,357
  168,600        General Electric Co.                                 8,182,158
   17,700        Honeywell Intl., Inc.                                  865,176
    2,100        Illinois Tool Works                                    133,098
    6,100        ITT Industries, Inc.                                   268,827
   39,000        Tyco Intl. Ltd.                                      2,081,430
                                                                  -------------
                                                                     12,838,846
                                                                  -------------
                 Office/Business Equipment: 0.02%
    4,200        Xerox Corp.                                             37,968
                                                                  -------------
                                                                         37,968
                                                                  -------------
                 Oil & Gas: 6.81%
    1,100        Amerada Hess Corp.                                      96,250
    7,900        Anadarko Petroleum Corp.                               510,498
    1,700        Apache Corp.                                           108,732
   12,800        Chevron Corp.                                        1,235,968
    3,300        Conoco, Inc.                                           100,386
      400        Conoco, Inc.                                            12,116
    2,300        Devon Energy Corp.                                     135,723
    2,100        Diamond Offshore Drilling                               92,232
    1,700        Ensco Intl., Inc.                                       66,130
   66,300        Exxon Mobil Corp.                                    5,874,180
   10,300   @    Global Marine, Inc.                                    296,125
    4,200   @    Rowan Co., Inc.                                        139,398
   39,800        Royal Dutch Petroleum Co.                            2,369,294
   19,800        Texaco, Inc.                                         1,431,144
      700        Transocean Sedco Forex, Inc.                            37,996
                                                                  -------------
                                                                     12,506,172
                                                                  -------------
                 Oil & Gas Services: 0.61%
   12,800        Baker Hughes, Inc.                                     502,912
    4,800   @    Cooper Cameron Corp.                                   302,688
    4,700        Halliburton Co.                                        203,087
    1,600        Schlumberger Ltd.                                      106,080
                                                                  -------------
                                                                      1,114,767
                                                                  -------------
                 Packaging & Containers: 0.08%
    9,600   @    Smurfit-Stone Container Corp.                          140,640
                                                                  -------------
                                                                        140,640
                                                                  -------------
                 Pharmaceuticals: 8.69%
   18,200        Abbott Laboratories                                    844,116
    7,000   @    Alza Corp.                                             320,040
   22,500        American Home Products Corp.                         1,299,375
   26,100        Bristol-Myers Squibb Co.                             1,461,600
   17,200        Eli Lilly & Co.                                      1,462,000
    4,000   @    Forest Laboratories, Inc.                              244,600
    1,000   @    Medimmune, Inc.                                         39,150
   40,100        Merck & Co., Inc.                                    3,046,397
  110,600        Pfizer, Inc.                                         4,788,980
   25,400        Pharmacia Corp.                                      1,327,404
   29,200        Schering-Plough Corp.                                1,125,368
                                                                  -------------
                                                                     15,959,030
                                                                  -------------
                 Pipelines: 0.75%
    6,900        Dynegy, Inc.                                           399,165
    6,300        EL Paso Corp.                                          433,440
    8,600        Enron Corp.                                            539,392
                                                                  -------------
                                                                      1,371,997
                                                                  -------------
                 Retail: 6.07%
    4,600   @    Abercrombie & Fitch Co.                                153,180
    2,600   @    Best Buy Co., Inc.                                     143,130
    7,400   @    Costco Wholesale Corp.                                 258,482
    4,100        CVS Corp.                                              241,695
   13,600   @    Federated Department Stores                            584,528
    8,800        The Gap, Inc.                                          243,848
   43,500        Home Depot, Inc.                                     2,048,850
    4,200   @    Kohls Corp.                                            256,452
    8,300        Limited, Inc.                                          140,436
    6,700        Lowe's Co.                                             422,100
   13,100        May Department Stores Co.                              487,975
   28,300        McDonald's Corp.                                       778,250
   22,200        Target Corp.                                           853,590
   18,500        TJX Co., Inc.                                          579,605
    8,800        Walgreen Co.                                           376,464
   69,400        Wal-Mart Stores, Inc.                                3,590,756
                                                                  -------------
                                                                     11,159,341
                                                                  -------------
                 Savings & Loans: 0.73%
    5,400        Charter One Financial, Inc.                            158,220
    3,000        Dime Bancorp, Inc.                                     100,050
    4,200        Golden State Bancorp, Inc.                             125,160
    3,700        Greenpoint Financial Corp.                             136,160
    7,800        Sovereign Bancorp, Inc.                                 82,758
   14,700        Washington Mutual, Inc.                                733,971
                                                                  -------------
                                                                      1,336,319
                                                                  -------------
                 Semiconductors: 4.28%
   10,100   @    Altera Corp.                                           255,429
    3,600   @    Analog Devices, Inc.                                   170,316
   16,000   @    Applied Materials, Inc.                                873,600
    3,500   @    Broadcom Corp.                                         145,460
    2,000   @    Cypress Semiconductor Corp.                             45,200
  112,000        Intel Corp.                                          3,461,920
    4,300   @    Lattice Semiconductor Corp.                            105,909
    9,700        Linear Technology Corp.                                465,988
    6,300   @    LSI Logic Corp.                                        128,961
    6,500   @    Maxim Integrated Products                              332,150
    6,600   @    Micron Technology, Inc.                                299,508
    1,200   @    PMC - Sierra, Inc.                                      49,980
   28,200        Texas Instruments, Inc.                              1,091,340
    9,100   @    Xilinx, Inc.                                           431,977
                                                                  -------------
                                                                      7,857,738
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Research
Enhanced
Index Fund

     PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------
 Shares                                                               Value
--------------------------------------------------------------------------------
                 Software: 5.17%
    4,500        Adobe Systems, Inc.                                $   202,140
      400        Autodesk, Inc.                                          13,944
   12,200        Automatic Data Processing                              661,850
    3,700   @    BEA Systems, Inc.                                      151,145
      900   @    BMC Software, Inc.                                      21,771
    8,500   @    Citrix Systems, Inc.                                   241,400
    4,600        Computer Associates Intl., Inc.                        148,074
      400   @    Intuit, Inc.                                            12,816
   87,600   @    Microsoft Corp.                                      5,934,900
   92,500   @    Oracle Corp.                                         1,494,800
    9,900   @    Parametric Technology Corp.                            112,860
    1,900   @    Peoplesoft, Inc.                                        70,376
    3,900   @    Peregrine Systems, Inc.                                100,542
    7,200   @    Siebel Systems, Inc.                                   328,176
                                                                  -------------
                                                                      9,494,794
                                                                  -------------
                 Telecommunications: 9.61%
    1,700        Alltel Corp.                                            92,837
   45,900        AT&T Corp.                                           1,022,652
    7,175   @    Avaya, Inc.                                            106,118
   22,500        BellSouth Corp.                                        944,100
    4,400   @    Broadwing, Inc.                                        109,120
    4,100   @    Cabletron Systems                                       64,288
    5,000   @    CIENA Corp.                                            275,300
  131,700   @    Cisco Systems, Inc.                                  2,236,266
   20,700        Corning, Inc.                                          454,779
   24,500   @    Global Crossing Ltd.                                   306,985
   23,900   @    JDS Uniphase Corp.                                     511,221
    2,000   @    Juniper Networks, Inc.                                 118,060
    9,600   @    Level 3 Communications, Inc.                           136,608
   50,600        Lucent Technologies, Inc.                              506,506
   38,900        Motorola, Inc.                                         604,895
   18,000   @    Nextel Communications, Inc.                            292,500
   36,100        Nortel Networks Corp.                                  552,330
   13,400   @    Qualcomm, Inc.                                         768,624
   42,700        Qwest Communications Intl.                           1,746,430
   52,000        SBC Communications, Inc.                             2,145,000
   29,500   @    Sprint Corp. (PCS Group)                               756,085
    9,900   @    Tellabs, Inc.                                          347,589
   49,400        Verizon Communications, Inc.                         2,720,458
   45,900   @    WorldCom, Inc.                                         837,675
                                                                  -------------
                                                                     17,656,426
                                                                  -------------
                 Tobacco: 1.53%
   56,300        Philip Morris Cos., Inc.                             2,821,193
                                                                  -------------
                                                                      2,821,193
                                                                  -------------
                 Toys/Games/Hobbies: 0.20%
    7,800        Hasbro, Inc.                                            95,550
   17,000        Mattel, Inc.                                           274,550
                                                                  -------------
                                                                        370,100
                                                                  -------------
                 Transportation: 0.58%
   17,000        Burlington Northern  Santa Fe Corp.                    499,800
    3,200        C.H. Robinson Worldwide, Inc.                           86,592
    6,900   @    FedEx Corp.                                            290,283
    2,800        Norfolk Southern Corp.                                  55,272
    2,400        Union Pacific Corp.                                    136,536
                                                                  -------------
                                                                      1,068,483
                                                                  -------------
                 Trucking & Leasing: 0.01%
      500        Gatx Corp.                                              19,925
                                                                  -------------
                                                                         19,925
                                                                  -------------
                 Total Common Stock
                 (Cost $193,941,782)                                183,832,856
                                                                  -------------

Principal
 Amount                                                               Value
--------------------------------------------------------------------------------

 SHORT-TERM INVESTMENTS: 0.40%
                Repurchase Agreement: 0.30%
$ 549,000        State Street Bank & Trust Repurchase Agreement,
                 4.250%, due 05/01/01 (Collateralized by
                 $610,000 U.S. Treasury Bond, 5.250% Due
                 02/15/29, Market Value $560,598)                 $     549,000
                                                                  -------------
                U.S. Government Obligations: 0.10%
  190,000        U.S. Treasury Note, 5.875%, due 11/30/01               191,985
                                                                  -------------
                 Total Short-Term Investments
                 (Cost $740,067)                                        740,985
                                                                  -------------
                 Total Investments in Securities
                 (Cost 194,681,849)*                    100.46%   $ 184,573,841
                 Other Assets and Liabilities-Net        -0.46%        (853,138)
                                                       -------    -------------
                 Net Assets                             100.00%   $ 183,720,703
                                                       =======    =============

@    Non-income producing security

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                 Gross Unrealized Appreciation                    $  16,348,120
                 Gross Unrealized Depreciation                      (26,456,128)
                                                                  -------------
                 Net Unrealized Depreciation                      $ (10,108,008)
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
Tax Efficient
Equity Fund

           PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
 Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCK: 95.11%
                 Aerospace/Defense: 1.42%
    5,200        BF Goodrich Co.                                  $     204,880
    3,600        General Dynamics Corp.                                 277,488
    3,794        United Technologies Corp.                              296,236
                                                                  -------------
                                                                        778,604
                                                                  -------------
                 Airlines: 0.51%
    7,300   @    AMR Corp.                                              278,203
                                                                  -------------
                                                                        278,203
                                                                  -------------
                 Auto Manufacturers: 1.73%
   19,722        Ford Motor Co.                                         581,405
    6,672        General Motors Corp.                                   365,692
                                                                  -------------
                                                                        947,097
                                                                  -------------
                 Banks: 7.20%
   20,300        Bank of America Corp.                                1,136,800
    9,500        First Union Corp.                                      284,715
   16,900        FleetBoston Financial Corp.                            648,453
   13,500        JP Morgan Chase & Co.                                  647,730
   29,000        Keycorp                                                672,220
   26,245        US Bancorp                                             555,869
                                                                  -------------
                                                                      3,945,787
                                                                  -------------
                 Beverages: 0.41%
    4,900        Coca-Cola Co.                                          226,331
                                                                  -------------
                                                                        226,331
                                                                  -------------
                 Building Materials: 0.99%
    9,000   @    American Standard Co.                                  542,250
                                                                  -------------
                                                                        542,250
                                                                  -------------
                 Chemicals: 0.23%
    6,400        Arch Chemicals, Inc.                                   124,800
                                                                  -------------
                                                                        124,800
                                                                  -------------
                 Computers: 5.78%
   16,600        Compaq Computer Corp.                                  290,500
   10,300   @    EMC Corp.-Mass.                                        407,880
   12,200        Hewlett-Packard Co.                                    346,846
   11,200        International Business Machines Corp.                1,289,568
   24,000   @    Sun Microsystems, Inc.                                 410,880
    7,000   @    Veritas Software Corp.                                 417,270
                                                                  -------------
                                                                      3,162,944
                                                                  -------------
                 Cosmetics/Personal Care: 2.95%
    6,200        Colgate-Palmolive Co.                                  346,270
   13,600        Kimberly-Clark Corp.                                   807,840
    7,700        Procter & Gamble Co.                                   462,385
                                                                  -------------
                                                                      1,616,495
                                                                  -------------
                 Diversified Financial Services: 7.06%
   23,033        Citigroup, Inc.                                      1,132,072
    9,100        Countrywide Credit Industries, Inc.                    388,297
   13,900        Fannie Mae                                           1,115,614
   12,900        Household Intl., Inc.                                  825,858
    6,600        Merrill Lynch & Co.                                    407,220
                                                                  -------------
                                                                      3,869,061
                                                                  -------------
                 Electronics: 6.00%
    8,326   @    Agilent Technologies, Inc.                             324,797
   21,400   @    Arrow Electronics, Inc.                                599,200
   23,600        Avnet, Inc.                                            602,036
   25,200   @    Flextronics Intl. Ltd.                                 677,628
   13,300        Parker Hannifin Corp.                                  620,046
   18,200   @    Solectron Corp.                                        463,190
                                                                  -------------
                                                                      3,286,897
                                                                  -------------
                 Forest Products & Paper: 1.84%
    9,800        Bowater, Inc.                                          475,300
   13,552        International Paper Co.                                530,967
                                                                  -------------
                                                                      1,006,267
                                                                  -------------
                 Hand/Machine Tools: 1.72%
   13,400        Black & Decker Corp.                                   534,124
   12,400        Kennametal, Inc.                                       406,348
                                                                  -------------
                                                                        940,472
                                                                  -------------
                 Healthcare-Products: 3.07%
    8,800        Baxter Intl., Inc.                                     802,120
    9,100        Johnson & Johnson                                      877,968
                                                                  -------------
                                                                      1,680,088
                                                                  -------------
                 Insurance: 1.00%
    6,700        American Intl. Group                                   548,060
                                                                  -------------
                                                                        548,060
                                                                  -------------
                 Internet: 0.05%
    3,900   @    Ariba, Inc.                                             30,147
                                                                  -------------
                                                                         30,147
                                                                  -------------
                 Leisure Time: 0.30%
    8,000        Royal Caribbean Cruises Ltd.                           163,040
                                                                  -------------
                                                                        163,040
                                                                  -------------
                 Machinery-Diversified: 1.14%
   13,300        Ingersoll-Rand Co.                                     625,100
                                                                  -------------
                                                                        625,100
                                                                  -------------
                 Media: 1.80%
    9,150   @    AOL Time Warner, Inc.                                  462,075
   10,090   @    Viacom, Inc.                                           525,285
                                                                  -------------
                                                                        987,360
                                                                  -------------
                 Mining: 1.63%
   21,600        Alcoa, Inc.                                            894,240
                                                                  -------------
                                                                        894,240
                                                                  -------------
                 Miscellaneous Manufacturing: 5.62%
    7,700        Eaton Corp.                                            566,797
   39,600        General Electric Co.                                 1,921,788
   11,000        Tyco Intl. Ltd.                                        587,070
                                                                  -------------
                                                                      3,075,655
                                                                  -------------
                 Oil & Gas: 10.96%
    5,800        Chevron Corp.                                          560,048
   42,810        Conoco, Inc.                                         1,302,280
   13,125        Exxon Mobil Corp.                                    1,162,875
    9,000        Halliburton Co.                                        388,890
    6,400        Santa Fe Intl. Corp.                                   243,200
    5,900        Schlumberger Ltd.                                      391,170
   13,900        Texaco, Inc.                                         1,004,692
   24,900        Unocal Corp.                                           950,184
                                                                  -------------
                                                                      6,003,339
                                                                  -------------
                 Packaging & Containers: 1.35%
   30,100   @    Owens-Illinois, Inc.                                   237,188
   35,600   @    Packaging Corp. Of America                             503,028
                                                                  -------------
                                                                        740,216
                                                                  -------------
                 Pharmaceuticals: 6.83%
   12,000        Abbott Laboratories                                    556,560
    6,900        Eli Lilly & Co.                                        586,500
   14,000        Merck & Co., Inc.                                    1,063,580
   29,400        Pfizer, Inc.                                         1,273,020
    6,700        Schering-Plough Corp.                                  258,218
                                                                  -------------
                                                                      3,737,878
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Tax Efficient
Equity Fund

     PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------
 Shares                                                               Value
--------------------------------------------------------------------------------
                  Retail: 4.35%
    8,800   @    Costco Wholesale
                 Corp.                                            $     307,384
   13,200        Home Depot, Inc.                                       621,720
    7,200        Lowe's Co.                                             453,600
    8,900        RadioShack Corp.                                       272,607
   14,000        Wal-Mart Stores,
                 Inc.                                                   724,360
                                                                  -------------
                                                                      2,379,671
                                                                  -------------
                 Semiconductors: 5.48%
    6,700   @    Analog Devices, Inc.                                   316,977
   10,500   @    Applied Materials,
                 Inc.                                                   573,300
    9,078   @    Axcelis
                 Technologies, Inc.                                     136,261
   26,500        Intel Corp.                                            819,115
   14,500   @    Teradyne, Inc.                                         572,750
   15,000        Texas Instruments,
                 Inc.                                                   580,500
                                                                  -------------
                                                                      2,998,903
                                                                  -------------
                 Software: 5.31%
    2,700   @    BEA Systems, Inc.                                      110,295
   14,500        First Data Corp.                                       977,880
   19,400   @    Microsoft Corp.                                      1,314,350
   18,100   @    Oracle Corp.                                           292,496
    4,700   @    Siebel Systems, Inc.                                   214,226
                                                                  -------------
                                                                      2,909,247
                                                                  -------------
                 Telecommunications: 6.46%
   13,700        AT&T Corp.                                             305,236
   40,700   @    Cisco Systems, Inc.                                    691,086
    7,300        Corning, Inc.                                          160,381
    5,500   @    JDS Uniphase Corp.                                     117,645
   12,530        Lucent Technologies,
                 Inc.                                                   125,425
   13,900        Motorola, Inc.                                         216,145
   13,100        SBC
                 Communications,
                 Inc.                                                   540,375
   17,994        Verizon
                 Communications,
                 Inc.                                                   990,930
   21,500   @    WorldCom, Inc.                                         392,375
                                                                  -------------
                                                                      3,539,598
                                                                  -------------
                 Tobacco: 0.68%
    7,400        Philip Morris Co.,
                 Inc.                                                   370,814
                                                                  -------------
                                                                        370,814
                                                                  -------------
                 Transportation: 1.24%
   22,100        CNF, Inc.                                              677,586
                                                                  -------------
                                                                        677,586
                                                                  -------------
                 Total Common Stock
                 (Cost
                 $48,274,686)                                        52,086,150
                                                                  -------------

Principal
 Amount                                                               Value
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 5.05%
               Repurchase Agreement: 5.05%
$2,764,000       State Street Bank & Trust Repurchase Agreement,
                 4.570%, due 05/01/01 (Collateralized by
                 $2,735,000 FNMA Bonds, 6.375%, Due 01/16/02,
                 Market Value $2,824,175)                         $   2,764,000
                                                                  -------------
                 Total Short-Term Investments
                 (Cost $2,764,000)                                    2,764,000
                                                                  -------------
                 Total Investments in Securities
                 (Cost $ 51,038,686)*               100.16%       $  54,850,150
                 Other Assets and Liabilities-Net    -0.16%             (89,350)
                                                   -------        -------------
                 Net Assets                         100.00%       $  54,760,800
                                                   =======        =============

@    Non-income producing security

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                 Gross Unrealized Appreciation                    $   9,131,690
                 Gross Unrealized Depreciation                       (5,320,226)
                                                                  -------------
                 Net Unrealized Appreciation                      $   3,811,464
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
Internet
Fund

           PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
 Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCK: 99.28%
                 Applications Software: 1.57%
   64,590   @    OpenTV Corp.                                        $  572,267
                                                                  -------------
                                                                        572,267
                                                                  -------------
                 Business-to-Business/ E-Commerce: 4.43%
   75,210   @    Commerce One, Inc.                                     693,436
   39,600   @    WebMethods, Inc.                                       924,660
                                                                  -------------
                                                                      1,618,096
                                                                  -------------
                 Computer Services: 2.62%
   17,300   @    Sungard Data Systems, Inc.                             956,171
                                                                  -------------
                                                                        956,171
                                                                  -------------
                 Computers: 3.87%
   82,500   @    Sun Microsystems, Inc.                               1,412,400
                                                                  -------------
                                                                      1,412,400
                                                                  -------------
                 Data Processing/Management: 5.81%
    9,850        Automatic Data Processing                              534,363
   23,530        First Data Corp.                                     1,586,863
                                                                  -------------
                                                                      2,121,226
                                                                  -------------
                 E-Commerce/Products: 2.80%
   64,850   @    Amazon.Com, Inc.                                     1,023,333
                                                                  -------------
                                                                      1,023,333
                                                                  -------------
                 E-Commerce/Services: 7.96%
   43,950   @    eBay, Inc.                                           2,218,596
   14,300   @    TMP Worldwide, Inc.                                    689,832
                                                                  -------------
                                                                      2,908,428
                                                                  -------------
                 Electronic Components- Semiconductor: 7.24%
   54,100   @    Advanced Micro Devices                               1,677,100
   23,294   @    Broadcom Corp.                                         968,099
                                                                  -------------
                                                                      2,645,199
                 E-Marketing/Information: 1.43%
   57,613   @    E.piphany, Inc.                                        523,122
                                                                  -------------
                                                                        523,122
                                                                  -------------
                 Enterprise Software/Services: 6.10%
   54,500   @    BEA Systems, Inc.                                    2,226,325
                                                                  -------------
                                                                      2,226,325
                                                                  -------------
                 Internet Application Software: 5.24%
  130,826   @    Interwoven, Inc.                                     1,915,293
                                                                  -------------
                                                                      1,915,293
                                                                  -------------
                 Internet Infrastructure Software: 11.03%
   51,879   @    Openwave Systems, Inc.                               1,795,523
   40,200   @    Retek, Inc.                                          1,161,377
   94,155   @    Tibco Software, Inc.                                 1,073,367
                                                                  -------------
                                                                      4,030,267
                                                                  -------------
                 Internet Security: 15.25%
   28,980   @    Check Point Software Technologies                    1,817,915
   39,720   @    Internet Security Systems                            1,981,631
   34,540   @    VeriSign, Inc.                                       1,771,211
                                                                  -------------
                                                                      5,570,757
                                                                  -------------
                 Multimedia: 7.17%
   51,830   @    AOL Time Warner, Inc.                                2,617,415
                                                                  -------------
                                                                      2,617,415
                                                                  -------------
                 Networking Products: 3.84%
   82,670   @    Cisco Systems, Inc.                                  1,403,737
                                                                  -------------
                                                                      1,403,737
                                                                  -------------
                 Telecommmunication Services: 4.72%
  137,600   @    Global Crossing Ltd.                                 1,724,128
                                                                  -------------
                                                                      1,724,128
                                                                  -------------
                 Telephone-Integrated: 1.75%
   34,940   @    WorldCom, Inc.                                         637,655
                                                                  -------------
                                                                        637,655
                                                                  -------------
                 Web Hosting/Design: 2.68%
  101,980   @    Exodus Communications, Inc.                            979,008
                                                                  -------------
                                                                        979,008
                                                                  -------------
                 Web Portals/Internet Service Providers: 3.77%
   68,320   @    Yahoo, Inc.                                          1,378,698
                                                                  -------------
                                                                      1,378,698
                                                                  -------------
                 Total Common Stock
                 (Cost $60,881,713)                                  36,263,525
                                                                  -------------

     Total Investments in Securities
     (Cost $ 60,881,713)*                             99.28%      $  36,263,525
     Other Assets and Liabilities-Net                  0.72%            261,972
                                                     ------       -------------
     Net Assets                                      100.00%      $  36,525,497
                                                     ======       =============

@    Non-income producing security

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                 Gross Unrealized Appreciation                    $     973,418
                 Gross Unrealized Depreciation                      (25,591,606)
                                                                  -------------
                 Net Unrealized Depreciation                      $ (24,618,188)
                                                                  =============

                 See Accompanying Notes to Financial Statements

Investment Manager
ING Pilgrim Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Pilgrim Group, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Pilgrim Securities, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

Custodians
State Street Bank & Trust
One Heritage Drive
North Quincy, Massachusetts 02171
State Street Bank & Trust
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Pilgrim Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectus carefully before you invest or send money.

USEQSEMIANN043001-062901